UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☑
Check the appropriate box: ☐
☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Materials Pursuant to Section 240.14a-12
IPC HOLDINGS, LTD.

(Name of Registrant as Specified in its Charter)
VALIDUS HOLDINGS, LTD.
VALIDUS LTD.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Explanatory Note
          The following materials have been previously filed with the Securities and Exchange Commission under Rule 425 and are being re-submitted as definitive additional proxy materials.

Filed by Validus Holdings, Ltd. pursuant to Rule 425
under the Securities Act of 1933, as amended,
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange of 1934, as amended

Subject Company: IPC Holdings, Ltd.
(Commission File No.: 000-27662)

Validus Holdings, Ltd. Bermuda Commercial Bank Building 19 Par-la-Ville Road Hamilton, HM 11 Bermuda
Mailing Address: Suite 1790 48 Par-la-Ville Road Hamilton, HM 11 Bermuda
Telephone: (441) 278-9000 Facsimile: (441) 278-9090 Website: www.validusre.bm

May 8, 2009

IPC SHAREHOLDERS: DON’T ACCEPT A BAD DEAL FOR IPC — VOTE “AGAINST” THE
PROPOSED MAX AMALGAMATION ON THE GOLD PROXY CARD TODAY!

Dear Fellow IPC Shareholder,

As you may know, Validus Holdings, Ltd. (“Validus”) recently announced an offer for a compelling strategic combination with IPC Holdings, Ltd. (“IPC”) to create a market-leading carrier in Bermuda’s short-tail reinsurance and insurance market (“the Validus Offer”). Under the Validus Offer, each IPC common share would be exchanged for 1.2037 Validus common shares, providing you with an 18% premium based on the closing prices of both companies on March 30, 2009, the last trading day prior to the announcement of the Validus Offer, and the opportunity to share in the significant growth potential of the combined company. We believe that the Validus Offer is superior to IPC’s previously announced amalgamation agreement with Max Capital Group Ltd. (“Max”), in which IPC shareholders would receive no consideration and significantly increased exposure to risky assets and underperforming business lines.

Under the terms of the proposed Max amalgamation agreement, including a “no-talk” provision that has prevented IPC from even discussing our offer with us, we have been left with no other choice but to take our offer directly to IPC shareholders. As a critical first step in receiving the benefits of the Validus Offer, IPC shareholders must vote “AGAINST” the proposed Max amalgamation. In doing so, you will send a strong message to the IPC Board that you want to receive the superior economics and value provided by Validus.

A VOTE “AGAINST” THE PROPOSED MAX AMALGAMATION STOPS THE IPC BOARD
FROM HANDING OVER OPERATING CONTROL OF YOUR COMPANY WITH
NO CONSIDERATION BEING PAID TO YOU

Under the proposed Max amalgamation, the combined company would be led by Max’s existing senior management team, including its president and chief executive officer, chief operating officer, chief financial officer and general counsel — in a transaction in which you would receive no consideration. In contrast, the Validus Offer provides IPC shareholders with an 18% premium based upon closing prices of IPC and Validus on March 30, 2009, the last trading day prior to the announcement of the Validus Offer. Moreover, we believe that the performance of Validus’ common shares in the market indicates that the market views Validus as an attractive investment: from the date of our IPO on July 24, 2007, to March 30, 2009, the last trading day prior to the announcement of the Validus Offer, our stock price increased 13%, while Max’s stock price declined 37%. In short, rejecting the proposed Max amalgamation paves the way for you to receive what we believe is an attractive investment.

THE PROPOSED MAX AMALGAMATION TRANSACTION WILL
MATERIALLY IMPAIR IPC’S BALANCE SHEET

According to Max’s most recent Form 10-K, as of December 31, 2008, its holdings of alternative investments totaled 61% of its tangible equity, indicating a significant amount of embedded risk. The riskiness of the Max balance sheet is evident in the fact that Max wrote down the value of its alternative investments by $233 million in 2008, a markdown which exceeded its underwriting income. Also, IPC has publicly disclosed that it will have to add $130 million to Max’s property and casualty and life and annuity reserves.

In contrast, Validus holds no alternative investments in its investment portfolio and has specific investment policies in place prohibiting it from investing in those asset classes. Moreover, we don’t expect that the combination of Validus and IPC will require additions to IPC’s or Validus’ existing insurance reserves.

THE PROPOSED MAX AMALGAMATION WOULD COMBINE IPC WITH AN
UNDERPERFORMING COMPANY UNDER THE GUISE OF “DIVERSIFICATION”

Under the proposed Max transaction, IPC’s Board has chosen to combine with an entity that in 2008 suffered a comprehensive net loss of $200.4 million, or $3.10 per Max diluted share. Additionally, Max’s U.S. Specialty segment, the centerpiece of its “diversified” businesses, operated in 2008 with a combined ratio of 138.5%, indicating that it paid out significantly more money in claims and expenses than it received from premiums. The IPC Board’s choice to combine with an underperforming company “diversifies” IPC and its shareholders into businesses which have earned returns well below what IPC earned on a standalone basis in the same period. Based on Max’s history, we question whether a Max amalgamation will create any value for IPC shareholders. In contrast to Max’s 2008 losses, Validus earned $45.3 million, or $0.61 per Validus diluted share, in 2008.

A VOTE “AGAINST” THE PROPOSED MAX AMALGAMATION PRESERVES
YOUR RIGHT TO RECEIVE THE BENEFITS OF THE VALIDUS OFFER

The Validus Offer would provide:

•	IPC shareholders with the opportunity to receive a premium for your shares and an attractive investment in the form of Validus shares, which have historically outperformed Max shares.

•	A combined company with a strong balance sheet and minimal exposure to risky asset classes.

•	An experienced, proven and stable management team with substantial expertise operating in IPC’s core lines of business.

•	The opportunity for IPC shareholders to benefit from stable, profitable diversification into attractive business lines with superior growth opportunities.

If IPC shareholders reject the proposed Max amalgamation, we hope the IPC Board will do the right thing and accept the Validus Offer. However, even without the support of IPC’s Board, Validus has announced a clear plan to a timely closing of its acquisition of IPC.

We intend to commence an Exchange Offer for all of the outstanding common shares of IPC. If the conditions of our Exchange Offer are satisfied, we believe we would be able to acquire IPC shares under our Exchange Offer in June. Validus is also pursuing a Scheme of Arrangement in the Supreme Court of Bermuda as an alternative mechanism to allow IPC shareholders to receive our superior offer.

However, you must first vote “AGAINST” the proposed Max amalgamation to preserve your opportunity to benefit from the Validus Offer. We urge you to send the IPC Board a clear message that IPC shareholders reject the Max amalgamation and that the IPC Board should accept the Validus Offer.

REJECT THE MAX AMALGAMATION: VOTE YOUR GOLD PROXY CARD TODAY

If your IPC shares are held in your own name, please vote “AGAINST” Proposal #8, which is for the issuance of shares in connection with the proposed Max amalgamation, sign, date and return the enclosed GOLD proxy card in the postage-paid envelope we have provided. This preserves your right to receive the benefits of the Validus Offer. If you hold your IPC shares in “street name” with a bank, brokerage firm, dealer, trust company or other nominee, only they can exercise your right to vote with respect to your shares and only after receiving your specific instructions. IT IS CRITICAL THAT YOU PROMPTLY GIVE INSTRUCTIONS TO YOUR BANK, BROKERAGE FIRM, DEALER, TRUST COMPANY OR OTHER NOMINEE TO ENSURE THAT A GOLD PROXY CARD IS SUBMITTED ON YOUR BEHALF. Please follow the instructions to authorize a proxy to vote on the enclosed GOLD proxy card. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions are included with the enclosed GOLD proxy card. We urge you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to us, care of Georgeson Inc., at 199 Water Street, 26th Floor, New York, New York 10038, or by facsimile at (212) 440-9009, or by email at validusIPC@georgeson.com so that we may be aware of all instructions given and are in a position to ensure that your instructions are followed.

2

We urge you not to return any white proxy card you may receive from IPC or otherwise authorize a proxy to vote your shares for the proposed Max amalgamation. If you have already returned a white proxy card to IPC or otherwise authorized a proxy to vote your shares for the proposed Max amalgamation, it is not too late to change your vote. To revoke your prior proxy and change your vote, simply sign and date the enclosed GOLD proxy card and return it in the postage-paid envelope provided. Only your latest dated proxy will be counted.

IPC shareholders of record as of April 28, 2009 are entitled to vote at the annual meeting. If you were an IPC holder on such date, you can still vote even if you have since sold your shares.

Georgeson Inc. is assisting Validus with its efforts to solicit proxies. If you have any questions about voting your IPC shares, please call Georgeson Inc. toll-free at (888) 274-5119 (banks and brokerage firms should call (212) 440-9800), or email validusIPC@georgeson.com.

Your vote is extremely important, regardless of how many or how few shares you own. To ensure your vote is counted, submit your vote on the GOLD proxy card so we receive it on or before June 12, 2009.

We thank you for your consideration and support.

Sincerely,

Edward J. Noonan
Chairman and Chief Executive Officer
Validus Holdings, Ltd.

3

Cautionary Note Regarding Forward-Looking Statements

This letter may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) uncertainty as to whether Validus will be able to enter into and to consummate the proposed acquisition on the terms set forth in the Validus Offer; 2) uncertainty as to the actual premium that will be realized by IPC shareholders in connection with the proposed acquisition; 3) uncertainty as to the long-term value of Validus common shares; 4) unpredictability and severity of catastrophic events; 5) rating agency actions; 6) adequacy of Validus’ or IPC’s risk management and loss limitation methods; 7) cyclicality of demand and pricing in the insurance and reinsurance markets; 8) Validus’ limited operating history; 9) Validus’ ability to implement its business strategy during “soft” as well as “hard” markets; 10) adequacy of Validus’ or IPC’s loss reserves; 11) continued availability of capital and financing; 12) retention of key personnel; 13) competition; 14) potential loss of business from one or more major insurance or reinsurance brokers; 15) Validus’ or IPC’s ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 16) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 17) the integration of Talbot or other businesses we may acquire or new business ventures we may start; 18) the effect on Validus’ or IPC’s investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 19) acts of terrorism or outbreak of war; 20) availability of reinsurance and retrocessional coverage; 21) failure to realize the anticipated benefits of the proposed acquisition, including as a result of failure or delay in integrating the businesses of Validus and IPC; and 22) the outcome of litigation arising from the Validus Offer, as well as management’s response to any of the aforementioned factors.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our most recent reports on Form 10-K and Form 10-Q and the risk factors included in IPC’s most recent reports on Form 10-K and Form 10-Q and other documents of Validus and IPC on file with the Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this letter are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Validus will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except as required by law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information about the Proposed Acquisition and Where to Find It:

This letter relates to the offer to be commenced by Validus to exchange each issued and outstanding common share of IPC for 1.2037 common shares of Validus. This letter is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, IPC common shares, nor is it a substitute for the Tender Offer Statement on Schedule TO or the preliminary Prospectus/Offer to Exchange to be included in the Registration Statement on Form S-4 (including the Letter of Transmittal and related documents and as amended from time to time, the “Exchange Offer Documents”) that Validus intends to file with the SEC. The Validus exchange offer will be made only through the Exchange Offer Documents.

This letter is not a substitute for the proxy statements that Validus has filed or may file with the SEC or any other documents which Validus may send to its or IPC’s shareholders in connection with the proposed acquisition. A definitive proxy statement seeking proxies to oppose the issuance of IPC shares in connection with the amalgamation agreement between IPC and Max (the “Opposition Proxy Statement”) is being sent by Validus to IPC shareholders, and Validus has filed a preliminary proxy statement with the SEC seeking proxies to approve the issuance of Validus shares in connection with the proposed amalgamation between IPC and Validus (the “Validus Share Issuance Proxy Statement”).

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS, THE OPPOSITION PROXY STATEMENT, THE VALIDUS SHARE ISSUANCE PROXY STATEMENT AND ANY OTHER PROXY STATEMENTS OR RELEVANT DOCUMENTS THAT VALIDUS HAS FILED OR MAY FILE WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. All such documents, when filed, are available free of charge at the SEC’s website (www.sec.gov) or by directing a request to Validus through Jon Levenson, Senior Vice President, at +1-441-278-9000.

Participants in the Solicitation:

Validus and certain of its executive officers are deemed to be participants in any solicitation of shareholders in connection with the proposed acquisition. Information about Validus’ executive officers is available in Validus’ proxy statement, dated March 25, 2009 for its 2009 annual general meeting of shareholders.

Filed by Validus Holdings, Ltd. pursuant to Rule 425
under the Securities Act of 1933, as amended,
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange of 1934, as amended

Subject Company: IPC Holdings, Ltd.
(Commission File No.: 000-27662)

Validus Holdings, Ltd. Bermuda Commercial Bank Building 19 Par-la-Ville Road Hamilton, HM 11Bermuda

Mailing Address: Suite 1790 48 Par-la-Ville Road Hamilton, HM 11 Bermuda

Telephone: (441) 278-9000 Facsimile: (441) 278-9090 Website: www.validusre.bm
VALIDUS FILES DEFINITIVE OPPOSITION PROXY MATERIALS
Asks IPC Shareholders to Vote the GOLD Proxy Card to Reject the Proposed Max Amalgamation and
Preserve the Opportunity to Benefit from the Validus Offer

Hamilton, Bermuda — May 8, 2009 — Validus Holdings, Ltd. (“Validus”) (NYSE: VR) today announced that it has filed its definitive proxy statement with the Securities and Exchange Commission and is mailing proxy materials to shareholders of IPC Holdings, Ltd. (NASDAQ: IPCR) asking them to vote the GOLD proxy card and reject the proposed amalgamation agreement with Max Capital Group Ltd. (“Max”). Validus asks IPC shareholders to thoroughly read the definitive proxy statement as it contains important information.
Validus reiterated that voting “AGAINST” the proposed Max amalgamation preserves IPC shareholders’ opportunity to benefit from Validus’ offer for a compelling strategic combination with IPC to create a market-leading carrier in Bermuda’s short-tail reinsurance and insurance market (the “Validus Offer”). Under the Validus Offer, each IPC common share would be exchanged for 1.2037 Validus common shares, providing IPC shareholders with an 18% premium based on the closing prices of both companies on March 30, 2009, the last trading day prior to the announcement of the Validus Offer. The Validus Offer also would provide IPC shareholders with the opportunity to benefit from stable, profitable diversification into attractive business lines with superior growth opportunities. In addition, the combined company would have a strong balance sheet and minimal exposure to risky asset classes and an experienced, proven and stable management team with substantial expertise operating in IPC’s core lines of business.
Georgeson Inc. is assisting Validus with its efforts to solicit proxies. IPC shareholders who have questions about voting their IPC shares should call Georgeson Inc. toll-free at (888) 274-5119 (banks and brokerage firms should call (212) 440-9800), or email validusIPC@georgeson.com.
About Validus Holdings, Ltd.
Validus Holdings, Ltd. is a provider of reinsurance and insurance, conducting its operations worldwide through two wholly-owned subsidiaries, Validus Reinsurance, Ltd. (“Validus Re”) and Talbot Holdings Ltd. (“Talbot”). Validus Re is a Bermuda based reinsurer focused on short-tail lines of reinsurance. Talbot is the Bermuda parent of the specialty insurance group primarily operating within the Lloyd’s insurance market through Syndicate 1183.
Contacts:
Investors:
Validus Holdings, Ltd.

Jon Levenson, Senior Vice President
+1-441-278-9000
or
Media:
Jamie Tully/Jonathan Doorley
Sard Verbinnen & Co
+1-212-687-8080
Cautionary Note Regarding Forward-Looking Statements
This press release may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) uncertainty as to whether Validus will be able to enter into and to consummate the proposed acquisition on the terms set forth in the Validus Offer; 2) uncertainty as to the actual premium that will be realized by IPC shareholders in connection with the proposed acquisition; 3) uncertainty as to the long-term value of Validus common shares; 4) unpredictability and severity of catastrophic events; 5) rating agency actions; 6) adequacy of Validus’ or IPC’s risk management and loss limitation methods; 7) cyclicality of demand and pricing in the insurance and reinsurance markets; 8) Validus’ limited operating history; 9) Validus’ ability to implement its business strategy during “soft” as well as “hard” markets; 10) adequacy of Validus’ or IPC’s loss reserves; 11) continued availability of capital and financing; 12) retention of key personnel; 13) competition; 14) potential loss of business from one or more major insurance or reinsurance brokers; 15) Validus’ or IPC’s ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 16) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 17) the integration of Talbot or other businesses we may acquire or new business ventures we may start; 18) the effect on Validus’ or IPC’s investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 19) acts of terrorism or outbreak of war; 20) availability of reinsurance and retrocessional coverage; 21) failure to realize the anticipated benefits of the proposed acquisition, including as a result of failure or delay in integrating the businesses of Validus and IPC; and 22) the outcome of litigation arising from the Validus Offer, as well as management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our most recent reports on Form 10-K and Form 10-Q and the risk factors included in IPC’s most recent reports on Form 10-K and Form 10-Q and other documents of Validus and IPC on file with the Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Validus will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except as required by law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Additional Information about the Proposed Acquisition and Where to Find It:
This press release relates to the offer to be commenced by Validus to exchange each issued and outstanding common share of IPC for 1.2037 common shares of Validus. This press release is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, IPC common shares, nor is it a substitute for the Tender Offer Statement on Schedule TO or the preliminary Prospectus/Offer to

Exchange to be included in the Registration Statement on Form S-4 (including the Letter of Transmittal and related documents and as amended from time to time, the “Exchange Offer Documents”) that Validus intends to file with the SEC. The Validus exchange offer will be made only through the Exchange Offer Documents.
This press release is not a substitute for the proxy statements that Validus has filed or may file with the SEC or any other documents which Validus may send to its or IPC’s shareholders in connection with the proposed acquisition. A definitive proxy statement seeking proxies to oppose the issuance of IPC shares in connection with the amalgamation agreement between IPC and Max (the “Opposition Proxy Statement”) is being sent by Validus to IPC shareholders, and Validus has filed a preliminary proxy statement with the SEC seeking proxies to approve the issuance of Validus shares in connection with the proposed amalgamation between IPC and Validus (the “Validus Share Issuance Proxy Statement”).
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS, THE OPPOSITION PROXY STATEMENT, THE VALIDUS SHARE ISSUANCE PROXY STATEMENT AND ANY OTHER PROXY STATEMENTS OR RELEVANT DOCUMENTS THAT VALIDUS HAS FILED OR MAY FILE WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. All such documents, when filed, are available free of charge at the SEC’s website (www.sec.gov) or by directing a request to Validus through Jon Levenson, Senior Vice President, at +1-441-278-9000.
Participants in the Solicitation:
Validus and certain of its executive officers are deemed to be participants in any solicitation of shareholders in connection with the proposed acquisition. Information about Validus’ executive officers is available in Validus’ proxy statement, dated March 25, 2009 for its 2009 annual general meeting of shareholders.
# # #

Filed by Validus Holdings, Ltd. pursuant to Rule 425
under the Securities Act of 1933, as amended,
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange of 1934, as amended

Subject Company: IPC Holdings, Ltd.
(Commission File No.: 000-27662)
Investor Presentation First Quarter 2009

Cautionary Note Regarding Forward-Looking Statements This presentation may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words "expect," "intend," "plan," "believe," "project," "anticipate," "will," "may" and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) uncertainty as to whether Validus Holdings, Ltd. ("Validus") will be able to consummate the proposed transaction on the terms set forth in our offer; 2) uncertainty as to the actual premium that will be realized by IPC Holdings, Ltd. ("IPC") shareholders in connection with our offer; 3) uncertainty as to the long term value of Validus' common shares; 4) unpredictability and severity of catastrophic events; 5) rating agency actions; 6) adequacy of Validus' and IPC's risk management and loss limitation methods; 7) cyclicality of demand and pricing in the insurance and reinsurance markets; 8) our limited operating history; 9) our ability to successfully implement our business strategy during "soft" as well as "hard" markets; 10) adequacy of Validus' and IPC's loss reserves; 11) continued availability of capital and financing; 12) retention of key personnel; 13) competition; 14) potential loss of business from one or more major insurance or reinsurance brokers; 15) our ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 16) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 17) the integration of Talbot Holdings Ltd. or new business ventures we may start; 18) the effect on Validus' and IPC's investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 19) acts of terrorism or outbreak of war; 20) availability of reinsurance and retrocessional coverage; 21) failure to realize the anticipated benefits of the proposed transaction, including as a result of failure or delay in integrating the businesses of Validus and IPC; and 22) the outcome of litigation arising from Validus' offer for IPC, as well as management's response to any of the aforementioned factors. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in our most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange Commission ("SEC"). Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. This presentation also contains unaudited proforma consolidated financial data intended to provide information about a potential acquisition with IPC. The unaudited proforma consolidated financial data does not necessarily reflect the financial position or results of operations that would have actually resulted had the acquisition occurred as of the dates indicated, nor should they be taken as necessarily indicative of the future financial position or results of operations of Validus. Additional Information about the Proposed Transaction and Where to Find It: This presentation relates to the offer to be commenced by Validus to exchange each issued and outstanding common share of IPC for 1.2037 common shares of Validus. This presentation is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, IPC common shares, nor is it a substitute for the Tender Offer Statement on Schedule TO or the preliminary Prospectus/Offer to Exchange to be included in the Registration Statement on Form S-4 (including the Letter of Transmittal and related documents and as amended from time to time, the "Exchange Offer Documents") that Validus intends to file with the SEC. The Validus exchange offer will be made only through the Exchange Offer Documents. This presentation is not a substitute for the proxy statements that Validus has filed or may file with the SEC or any other documents which Validus may send to its or IPC's shareholders in connection with the proposed transaction. Validus has filed a preliminary proxy statement with the SEC seeking proxies to oppose the issuance of IPC shares in connection with the amalgamation agreement between IPC and Max (the "Opposition Proxy Statement"), and a preliminary proxy statement with the SEC seeking proxies to approve the issuance of Validus shares in connection with the proposed amalgamation between IPC and Validus (the "Validus Share Issuance Proxy Statement"). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS, THE OPPOSITION PROXY STATEMENT, THE VALIDUS SHARE ISSUANCE PROXY STATEMENT AND ANY OTHER PROXY STATEMENTS OR RELEVANT DOCUMENTS THAT VALIDUS HAS FILED OR MAY FILE WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. All such documents, when filed, are available free of charge at the SEC's website (www.sec.gov) or by directing a request to Validus through Jon Levenson, Senior Vice President, at +1-441-278-9000. Participants in the Solicitation: Validus, its directors, and certain of its executive officers are deemed to be participants in any solicitation of shareholders in connection with the proposed transaction. Information about Validus' directors and participant executive officers is available in Validus' proxy statement, dated March 25, 2009 for its 2009 annual general meeting of shareholders.

Note on Non-GAAP Financial Measures In presenting the Company's results herein, management has included and discussed underwriting income, operating income, and diluted book value per share that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non- GAAP measures may be defined or calculated differently by other companies. We believe that theses measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company's core underwriting function. Underwriting income is reconciled to net income by the addition or subtraction of net investment income (loss), financing expenses, fair value of warrants issued, net realized gains (losses) on investments and foreign exchange gains (losses). Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses) on investments, gains (losses) arising from translation of non-U.S.$ denominated balances and non-recurring items. Net operating income is the most directly comparable GAAP measure as it focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-U.S.$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-U.S.$ denominated balances are unrelated to our underlying business. Diluted book value per share is calculated based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise). A reconciliation of the non GAAP measures detailed herein to the most comparable GAAP measure can be found at the end of this presentation.

Validus Overview Focus on short-tail (re)insurance Outstanding first quarter financial performance Superior increases in book value Poised for profitable growth Transparent risk disclosure

Primary Shares Outstanding: 75,828,922 Share Price (March 31, 2009): $23.68 Primary Market Capitalization: Annual Dividend/Yield : $0.80 per share (3.4%) Exchange / Ticker: NYSE / "VR" Analyst Coverage: Matt Carletti, Fox-Pitt Kelton Cochran Caronia Waller Jay Cohen, Merrill Lynch Dean Evans, Keefe, Bruyette & Woods Julia Ferguson, Dowling & Partners Matt Heimermann, JPMorgan Brian Meredith, UBS Chris Neczypor, Goldman Sachs $1.80bn Selected Market Information

Validus is Diversified in Short-Tail Specialty Classes Validus Re GPW LTM GPW Through March 31, 2009: $766.8 million LTM GPW of $1.45 billion Balanced by Class: 47% Property, 30% Marine, 23% Specialty Note: $1.45bb consolidated GPW reflects $51.2mm intersegment eliminations; $766.8mm and $735.1mm segment GPW do not. LTM = Last Twelve Months Talbot GPW LTM GPW Through March 31, 2009: $735.1million

Balanced Between Insurance and Reinsurance Based on 2008 GPW except ACGL which is NPW. Source: SEC filings and other public disclosures.

Focused on Short-Tail Specialty Classes Based on 2008 GPW except ACGL which is NPW. Source: SEC filings and other public disclosures.

Property Cat Reinsurance is Important But Not Dominant Based on 2008 GPW except ACGL which is NPW. Source: SEC filings and other public disclosures.

Talbot 2008 Market Share by Lloyd's Class of Business Note: Market share expressed as a % of gross premium for 2008. Source: Lloyd's

Current Market Dynamics Reinsurance industry capital and capacity has been materially depleted U.S. Statutory surplus was down 11%, or ~$60 billion in 20081 Limited access to replacement capital and new capacity Disrupted capital markets and depressed valuations mean reloading by incumbents is difficult/expensive Hedge fund issues limiting collateralized capacity and sidecar activity Cat bond market is less of a competitive threat Further challenges in new company formations Demand for reinsurance is increasing Primary companies facing capital depletion with constricted capital alternatives Need to manage risk leaves reinsurance as one of the few capital alternatives available Market Opportunities Supply and Demand Highly public asset quality issues leading buyers to rethink counterparty risk Rate changes will be manifested first in capital intensive, demand driven products, e.g. catastrophe and energy lines Opportunity to expand into longer-tail lines if/when market conditions warrant 1 Source: A.M. Best Company 2 Source: Business Insurance

Validus Reported Excellent First Quarter 2009 Results 1Reconciliations of VR diluted book value per share, operating income and operating ROAE, non-GAAP financial measures, to book value per share, net income and ROAE are presented in the appendix Source: SNL Financial 16.9% growth in gross premiums written (23.9% at Validus Re and 12.9% at Talbot) 75% combined ratio (57.1% at Validus Re and 91.5% at Talbot) Net operating income of $100.4 million and diluted operating EPS of $1.27 Net income of $94.9 million and diluted EPS of $1.20 Diluted book value per share of $24.65 19.2% ROAE and 20.3% operating ROAE Peer Comparison - Q1 2009 Operating ROAE Validus Q1 2009 Highlights 1

Validus Holdings, Ltd. - Quarterly Overview Gross premiums written increased by 16.9% 23.9% increase in Validus Re segment 12.9% in Talbot segment Net underwriting income increased by 55.4% 9.2% growth in net premiums earned Combined ratio improved by 7.4 percentage points Net investment income decreased 25.7% Decrease of 12.7% sequentially Impact of higher cash balances and lower yields Net operating income increased by 53.2% to $100.4 million Diluted net operating EPS of $1.27 Note (1): Current quarter events: $6.9mm windstorm Klaus, $6.6mm Australian wildfires

Validus Re - Quarterly Segment Results Gross premiums written increased by 23.9% ($79.1 million) $42.3 million increase in property $37.5 million increase in marine Rate increases of 10 to 15% globally at Jan 1 Property Late renewals for US cat - market well behaved and disciplined Virtually no new capacity for per risk Increased penetration in international property Marine Rate increases of 25 to 30% in the Gulf of Mexico; no major new capacity Shift in mix to proportional; overall reduction in net limits exposed Note (1): Current quarter events: $6.9mm windstorm Klaus, $6.6mm Australian wildfires

Talbot - Quarterly Segment Results Gross premiums written increased by 12.9% ($26.1 million) 25.2% on a constant currency basis ($50.8 million) Rate increases in 16 of 18 classes Contributions from new ventures to gross premiums written: $9.3 million from Validus Reaseguros $9.0 million from Onshore Energy Note (1): Current quarter events: Nil

Investment Portfolio at March 31, 2009 Conservative investment strategy Emphasize the preservation of invested assets Provide sufficient liquidity for the prompt payment of claims No exposure to alternative asset classes, equities, derivatives Comprehensive portfolio disclosure Average portfolio rating of AA+ Minimum average credit quality of AA- Short duration (1.8 years as of March 31, 2009) Investment yield: 3.18% (1) Note (1): Annualized effective investment yield for the quarter is calculated by dividing net investment income by the average balance of the assets managed by our portfolio managers and our other investments.

Loss Reserves at March 31, 2009 Validus Gross Reserve Mix As of March 31, 2009 Gross reserves for losses and loss expenses of $1.32 billion IBNR represents 43.6% of reserves No exposures pre-dating 2002 Talbot has a history of favorable reserve development: $113.3mm since acquisition $54.7mm during 2008 Favorable reserve development in Q109 of $8.1mm Talbot reserve release of $6.2mm Validus reserve release of $1.9mm Observations

Growth in Diluted Book Value Per Share Growth in diluted book value per share plus accumulated dividends 13.6% compounded annual growth through March 31, 2009

Change in 2008 Diluted BV/Share plus Dividends - P/C Industry Universe: 55 public listed P&C companies reporting through February 18, 2009 Results: 16 companies (29.1%) reported positive change in 2008 diluted BV/share plus dividends Range: From +15.0% (FMR) to -67.0% (XL), Average of -9.6% Source: SNL Financial and company reports

First Quarter 2009 Change in Diluted Book Value Per Share Note (1): Diluted book value per share calculation includes impact of quarterly dividends Note(2): Reconciliations of VR diluted book value per share are presented in the appendix Source: SNL Financial and company reports

Catastrophe Reinsurance Market Update Significant Pricing Gains in Property Lines since 2001 10-15% rate increases at January 1, 2009 Rate pressures building through the year Capacity shortages appearing Expect June 1 renewals to show 15-20% rate increases Legislation pending for reduction in TICL layer; $12 billion over six years Estimated additional private market demand of $500- $700 million of limit per year World ROL Index (2001-2009) Source: Guy Carpenter The World Catastrophe Reinsurance Market 2009 Pricing Florida Validus Position Very attractive market Validus' current in-force FL residential premium is $55 million on a gross basis

Ability to Scale Platform Note: Certain subsidiaries have been excluded for the purposes of presentation. For a complete organizational chart see the company's most recent Annual Report on Form 10-K Singapore representative office Miami office targeting Latin America Onshore Energy Aviation Flexible and Efficient Operating Platform

Transparent Risk Disclosure - April 1, 2009 Portfolio 1:100 year PML equal to 21.2% of March 31, 2009 capital, 24.4% of shareholders' equity Net loss estimates are before income tax, net of reinstatement premiums, and net of reinsurance and retrocessional recoveries. The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly mis-estimate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers' compensation, and personal accident contracts using commercially available catastrophe models such as RMS, AIR and EQECAT, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, policy terms and conditions and the cost of rebuilding property in a zone, among other assumptions. These assumptions will evolve following any actual event. Accordingly, if the estimates and assumptions that are entered into the risk model are incorrect, or if the risk model proves to be an inaccurate forecasting tool, the losses the Company might incur from an actual catastrophe could be materially higher than its expectation of losses generated from modeled catastrophe scenarios. In addition, many risks such as second-event covers, aggregate excess of loss, or attritional loss components cannot be fully evaluated using the vendor models. Further, the Company cannot assure that such third party models are free of defects in the modeling logic or in the software code. Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events, including, but not limited to, the composition of the Company's business. The events presented reflect a specific set of proscribed calculations and do not necessarily reflect all events that may impact the Company.

Realistic Disaster Scenarios - January 1, 2009 Portfolio

Investor Presentation - Appendix First Quarter 2009

Net Operating Income Reconciliation

Diluted Book Value Per Share Reconciliation

Filed by Validus Holdings, Ltd. pursuant to Rule 425
under the Securities Act of 1933, as amended,
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange of 1934, as amended

Subject Company: IPC Holdings, Ltd.
(Commission File No.: 000-27662)

Validus Holdings, Ltd.
Bermuda Commercial Bank Building
19 Par-la-Ville Road
Hamilton, HM 11Bermuda

Mailing Address:
Suite 1790
48 Par-la-Ville Road
Hamilton, HM 11
Bermuda

Telephone: (441) 278-9000
Facsimile: (441) 278-9090
Website: www.validusre.bm
VALIDUS HOLDINGS MOVES FORWARD ON THREE-PART PLAN TO EXPEDITE
ACQUISITION OF IPC HOLDINGS
Commences Exchange Offer to Acquire IPC Shares
Filing Preliminary Proxy Materials Related to Scheme of Arrangement
Hamilton, Bermuda – May 12, 2009 – Validus Holdings, Ltd. (“Validus”) (NYSE: VR) today commenced an Exchange Offer for all of the outstanding common shares of IPC Holdings, Ltd. (“IPC”) (NASDAQ: IPCR). Under the terms of the Exchange Offer, IPC shareholders would receive 1.2037 Validus common shares for each IPC common share. The terms and conditions of the Exchange Offer are set forth in the offering documents that Validus is filing today with the Securities and Exchange Commission (the “SEC”).
The Exchange Offer will expire at 5:00 p.m., New York City time (6:00 p.m., Atlantic time), on Friday, June 26, 2009, unless extended. The offering documents, including a preliminary prospectus/offer to exchange and a related letter of transmittal, describing the Exchange Offer and the means for IPC shareholders to tender IPC common shares into the offer will be delivered to IPC shareholders. Shareholder questions regarding the Exchange Offer or requests for offering documents should be directed to Validus’ Information Agent for the Exchange Offer, Georgeson Inc., toll-free at (800) 213-0317; banks and brokers should call: (212) 440-9800.
“The agreement between IPC and Max precludes IPC from engaging in discussions with Validus, which has left us with no choice but to take our offer directly to IPC shareholders,” said Ed Noonan, Validus’ Chairman and Chief Executive Officer. “We believe IPC shareholders deserve the right to choose our superior offer over the Max transaction and our three-part plan gives them that opportunity.”
As announced on April 30, Validus’ three-part plan includes: (1) soliciting IPC shareholders to vote “AGAINST” the proposed Max Capital Group Ltd. (“Max”) amalgamation, (2) commencing an Exchange Offer for all IPC common shares and (3) pursuing a Scheme of Arrangement under Bermuda law.
Validus noted that contrary to recent IPC assertions, Validus can complete the acquisition of IPC shares tendered in the Exchange Offer notwithstanding an IPC bye-law restricting the registration of transfer of share ownership of 10% or more. This is because while Validus will acquire beneficial ownership of the exchanged IPC shares, Cede & Co., which is already the registered owner of over 90% of the outstanding IPC shares, will continue to be the registered owner, and no registration of transfer for such shares will be necessary. Validus also noted that despite repeated statements by IPC to the contrary, Validus’ offer is not conditioned on the receipt of a specified rating by the rating agencies.

Scheme of Arrangement
In addition to commencing the Exchange Offer, Validus is today filing preliminary proxy materials with the SEC in connection with its previously announced plan to pursue a Scheme of Arrangement under Bermuda law. The Scheme of Arrangement, under which Validus would acquire all of the IPC common shares under the same economic terms as in the Exchange Offer, can be accomplished – without the approval of the IPC Board – if sanctioned by the Bermuda court and approved by IPC shareholders at two shareholder meetings:
•	A court-ordered meeting at which IPC shareholders can vote to approve the Scheme of Arrangement, and
•	If the IPC Board continues to be uncooperative despite shareholder approval at the court-ordered meeting, a second meeting at which IPC shareholders resolve for IPC to approve and to be bound by the Scheme of Arrangement and to terminate the IPC-Max amalgamation agreement.
Solicitation “AGAINST” Proposed Max Amalgamation
As previously announced on May 8, 2009, Validus filed its definitive proxy statement with the SEC in connection with the IPC annual general meeting of shareholders, which urges IPC shareholders to vote “AGAINST” the proposed Max amalgamation, and has commenced mailing such proxy materials to IPC shareholders.
About Validus Holdings, Ltd.
Validus Holdings, Ltd. is a provider of reinsurance and insurance, conducting its operations worldwide through two wholly-owned subsidiaries, Validus Reinsurance, Ltd. (“Validus Re”) and Talbot Holdings Ltd. (“Talbot”). Validus Re is a Bermuda based reinsurer focused on short-tail lines of reinsurance. Talbot is the Bermuda parent of the specialty insurance group primarily operating within the Lloyd’s insurance market through Syndicate 1183.
Contacts:
Investors:
Validus Holdings, Ltd.
Jon Levenson, Senior Vice President
+1-441-278-9000
or
Media:
Jamie Tully/Jonathan Doorley
Sard Verbinnen & Co
+1-212-687-8080
Cautionary Note Regarding Forward-Looking Statements
This press release may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) uncertainty as to whether Validus will be able to enter into and to consummate the proposed acquisition on the terms set forth in the Validus amalgamation offer; 2) uncertainty as to the actual premium that will be realized by IPC shareholders in connection with the proposed acquisition; 3) uncertainty as to the long-term value of Validus common shares; 4) unpredictability and severity of catastrophic events; 5) rating agency actions; 6) adequacy of Validus’ or IPC’s risk management and loss limitation methods; 7) cyclicality of demand and pricing in the insurance and reinsurance markets; 8) Validus’ limited operating history; 9) Validus’ ability to implement its business strategy during “soft” as well as “hard” markets; 10)

adequacy of Validus’ or IPC’s loss reserves; 11) continued availability of capital and financing; 12) retention of key personnel; 13) competition; 14) potential loss of business from one or more major insurance or reinsurance brokers; 15) Validus’ or IPC’s ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 16) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 17) the integration of Talbot or other businesses we may acquire or new business ventures we may start; 18) the effect on Validus’ or IPC’s investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 19) acts of terrorism or outbreak of war; 20) availability of reinsurance and retrocessional coverage; 21) failure to realize the anticipated benefits of the proposed acquisition, including as a result of failure or delay in integrating the businesses of Validus and IPC; and 22) the outcome of litigation arising from the Validus Offer for IPC, as well as management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our most recent reports on Form 10-K and Form 10-Q and the risk factors included in IPC’s most recent reports on Form 10-K and Form 10-Q and other documents of Validus and IPC on file with the Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Validus will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except as required by law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Additional Information about the Proposed Acquisition and Where to Find It:
This press release relates to the Exchange Offer by Validus to exchange each issued and outstanding common share of IPC for 1.2037 common shares of Validus. This press release is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, IPC common shares, nor is it a substitute for the Tender Offer Statement on Schedule TO or the preliminary prospectus/offer to exchange to be included in the Registration Statement on Form S-4 (including the letter of transmittal and related documents and as amended from time to time, the “Exchange Offer Documents”) that Validus is filing today with the SEC. The Registration Statement has not yet become effective. The Exchange Offer will be made only through the Exchange Offer Documents.
This press release is not a substitute for the proxy statements that Validus has filed or may file with the SEC or any other documents which Validus may send to its or IPC’s shareholders in connection with the proposed acquisition, including the definitive proxy statement seeking proxies to oppose the issuance of IPC shares in connection with the amalgamation agreement between IPC and Max (the “Opposition Proxy Statement”) sent by Validus to IPC shareholders. Validus has also filed a preliminary proxy statement with the SEC seeking proxies to approve the issuance of Validus shares in connection with the proposed transaction between IPC and Validus (the “Validus Share Issuance Proxy Statement”). In addition, Validus is today filing preliminary proxy statements with the SEC in connection with the Scheme of Arrangement (the “Scheme of Arrangement Proxy Statements”).
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS, THE OPPOSITION PROXY STATEMENT, THE VALIDUS SHARE ISSUANCE PROXY STATEMENT, THE SCHEME OF ARRANGEMENT PROXY STATEMENTS AND ANY OTHER PROXY STATEMENTS OR RELEVANT DOCUMENTS THAT VALIDUS HAS FILED OR MAY FILE WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. All such documents, when filed, are available free of charge at the SEC’s website (www.sec.gov) or by directing a request to Validus through Jon Levenson, Senior Vice President, at +1-441-278-9000.
Participants in the Solicitation:
Validus and certain of its executive officers are deemed to be participants in any solicitation of shareholders in connection with the proposed acquisition. Information about Validus’ executive officers is available in Validus’ proxy statement, dated March 25, 2009 for its 2009 annual general meeting of shareholders.
#  #  #

Filed by Validus Holdings, Ltd. pursuant to Rule 425
under the Securities Act of 1933, as amended,
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange of 1934, as amended

Subject Company: IPC Holdings, Ltd.
(Commission File No.: 000-27662)

Validus Holdings, Ltd. Bermuda Commercial Bank Building
19 Par-la-Ville Road
Hamilton, HM 11
Bermuda

Mailing Address:
Suite 1790
48 Par-la-Ville Road
Hamilton, HM 11
Bermuda

Telephone: (441) 278-9000
Facsimile: (441) 278-9090
Website: www.validusre.bm
VALIDUS COMMENTS ON BERMUDA COURT PROCEEDINGS
Hamilton, Bermuda — May 14, 2009 — Validus Holdings, Ltd. (“Validus”) (NYSE: VR) today issued the following statement regarding yesterday’s decision by the Supreme Court of Bermuda not to expedite Validus’ lawsuit against IPC Holdings, Ltd. (“IPC”) (NASDAQ: IPCR), IPC Limited and Max Capital Group Ltd. (“Max”). The lawsuit challenges the $50 million termination fee and “no-talk” provision contained in the IPC-Max Amalgamation Agreement.
“Yesterday’s ruling by the Supreme Court of Bermuda was only related to the timetable for the proceedings and was not a judgement on the merits of Validus’ claims. The Judge acknowledged that Validus has raised ‘serious questions to be tried.’ The Court’s ruling has no effect on Validus’ resolve to complete its acquisition of IPC, including the Exchange Offer we announced on May 12, 2009 and the Scheme of Arrangement, neither of which is conditioned on the elimination of the possible termination fee to Max.
“Validus continues to recommend that IPC shareholders vote AGAINST the IPC-Max Amalgamation Agreement.”
About Validus Holdings, Ltd.
Validus Holdings, Ltd. is a provider of reinsurance and insurance, conducting its operations worldwide through two wholly-owned subsidiaries, Validus Reinsurance, Ltd. (“Validus Re”) and Talbot Holdings Ltd. (“Talbot”). Validus Re is a Bermuda based reinsurer focused on short-tail lines of reinsurance. Talbot is the Bermuda parent of the specialty insurance group primarily operating within the Lloyd’s insurance market through Syndicate 1183.
Contacts:
Investors:
Validus Holdings, Ltd.
Jon Levenson, Senior Vice President
+1-441-278-9000
or
Media:
Jamie Tully/Jonathan Doorley
Sard Verbinnen & Co
+1-212-687-8080

Cautionary Note Regarding Forward-Looking Statements
This press release may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) uncertainty as to whether Validus will be able to enter into and to consummate the proposed acquisition on the terms set forth in the Validus amalgamation offer; 2) uncertainty as to the actual premium that will be realized by IPC shareholders in connection with the proposed acquisition; 3) uncertainty as to the long-term value of Validus common shares; 4) unpredictability and severity of catastrophic events; 5) rating agency actions; 6) adequacy of Validus’ or IPC’s risk management and loss limitation methods; 7) cyclicality of demand and pricing in the insurance and reinsurance markets; 8) Validus’ limited operating history; 9) Validus’ ability to implement its business strategy during “soft” as well as “hard” markets; 10) adequacy of Validus’ or IPC’s loss reserves; 11) continued availability of capital and financing; 12) retention of key personnel; 13) competition; 14) potential loss of business from one or more major insurance or reinsurance brokers; 15) Validus’ or IPC’s ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 16) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 17) the integration of Talbot or other businesses we may acquire or new business ventures we may start; 18) the effect on Validus’ or IPC’s investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 19) acts of terrorism or outbreak of war; 20) availability of reinsurance and retrocessional coverage; 21) failure to realize the anticipated benefits of the proposed acquisition, including as a result of failure or delay in integrating the businesses of Validus and IPC; and 22) the outcome of litigation arising from the Validus Offer for IPC, as well as management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our most recent reports on Form 10-K and Form 10-Q and the risk factors included in IPC’s most recent reports on Form 10-K and Form 10-Q and other documents of Validus and IPC on file with the Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Validus will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except as required by law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Additional Information about the Proposed Acquisition and Where to Find It:
This press release relates to the Exchange Offer by Validus to exchange each issued and outstanding common share of IPC for 1.2037 common shares of Validus. This press release is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, IPC common shares, nor is it a substitute for the Tender Offer Statement on Schedule TO or the preliminary prospectus/offer to exchange to be included in the Registration Statement on Form S-4 (including the letter of transmittal and related documents and as amended from time to time, the “Exchange Offer Documents”) that Validus has filed with the SEC. The Registration Statement has not yet become effective. The Exchange Offer will be made only through the Exchange Offer Documents.
This press release is not a substitute for the proxy statements that Validus has filed or may file with the SEC or any other documents which Validus may send to its or IPC’s shareholders in connection with the proposed acquisition, including the definitive proxy statement seeking proxies to oppose the issuance of

IPC shares in connection with the amalgamation agreement between IPC and Max (the “Opposition Proxy Statement”) sent by Validus to IPC shareholders. Validus has also filed a preliminary proxy statement with the SEC seeking proxies to approve the issuance of Validus shares in connection with the proposed transaction between IPC and Validus (the “Validus Share Issuance Proxy Statement”). In addition, Validus has filed preliminary proxy statements with the SEC in connection with the Scheme of Arrangement (the “Scheme of Arrangement Proxy Statements”).
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS, THE OPPOSITION PROXY STATEMENT, THE VALIDUS SHARE ISSUANCE PROXY STATEMENT, THE SCHEME OF ARRANGEMENT PROXY STATEMENTS AND ANY OTHER PROXY STATEMENTS OR RELEVANT DOCUMENTS THAT VALIDUS HAS FILED OR MAY FILE WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. All such documents, when filed, are available free of charge at the SEC’s website (www.sec.gov) or by directing a request to Validus through Jon Levenson, Senior Vice President, at +1-441-278-9000.
Participants in the Solicitation:
Validus and certain of its executive officers are deemed to be participants in any solicitation of shareholders in connection with the proposed acquisition. Information about Validus’ executive officers is available in Validus’ proxy statement, dated March 25, 2009 for its 2009 annual general meeting of shareholders.
# # #

Filed by Validus Holdings, Ltd. pursuant to Rule 425
under the Securities Act of 1933, as amended,
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange of 1934, as amended

Subject Company: IPC Holdings, Ltd.
(Commission File No.: 000-27662)

Validus Holdings, Ltd. Bermuda Commercial Bank Building 19 Par-la-Ville Road Hamilton, HM 11 Bermuda

Mailing Address:
Suite 1790 48 Par-la-Ville Road Hamilton, HM 11 Bermuda

Telephone: (441) 278-9000 Facsimile: (441) 278-9090 Website: www.validusre.bm
VALIDUS SUBMITS APPLICATION TO BERMUDA COURT
FOR SCHEME OF ARRANGEMENT

Hamilton, Bermuda — May 14, 2009 — Validus Holdings, Ltd. (“Validus”) (NYSE: VR) announced today that it has filed with the Supreme Court of Bermuda an application for the court to convene a meeting of shareholders of IPC Holdings, Ltd. (“IPC”) (NASDAQ: IPCR) in connection with Validus’ previously announced Scheme of Arrangement under which Validus would acquire all of the IPC common shares under the same economic terms as in the Exchange Offer announced by Validus on May 12, 2009.
Exchange Offer
On May 12, 2009, Validus announced that it had commenced an Exchange Offer for all of the outstanding common shares of IPC. Under the terms of the Exchange Offer, IPC shareholders will receive 1.2037 Validus voting common shares for each IPC common share. We encourage you to read the Exchange Offer documents on file with the Securities and Exchange Commission. Shareholder questions regarding the Exchange Offer or requests for offering documents should be directed to Validus’ Information Agent for the Exchange Offer, Georgeson Inc., toll-free at (800) 213-0317; banks and brokers should call: (212) 440-9800.
About Validus Holdings, Ltd.
Validus Holdings, Ltd. is a provider of reinsurance and insurance, conducting its operations worldwide through two wholly-owned subsidiaries, Validus Reinsurance, Ltd. (“Validus Re”) and Talbot Holdings Ltd. (“Talbot”). Validus Re is a Bermuda based reinsurer focused on short-tail lines of reinsurance. Talbot is the Bermuda parent of the specialty insurance group primarily operating within the Lloyd’s insurance market through Syndicate 1183.
Contacts:
Investors:
Validus Holdings, Ltd.
Jon Levenson, Senior Vice President
+1-441-278-9000
or
Media:
Jamie Tully/Jonathan Doorley

Sard Verbinnen & Co
+1-212-687-8080
Cautionary Note Regarding Forward-Looking Statements
This press release may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) uncertainty as to whether Validus will be able to enter into and to consummate the proposed acquisition on the terms set forth in the Validus amalgamation offer; 2) uncertainty as to the actual premium that will be realized by IPC shareholders in connection with the proposed acquisition; 3) uncertainty as to the long-term value of Validus common shares; 4) unpredictability and severity of catastrophic events; 5) rating agency actions; 6) adequacy of Validus’ or IPC’s risk management and loss limitation methods; 7) cyclicality of demand and pricing in the insurance and reinsurance markets; 8) Validus’ limited operating history; 9) Validus’ ability to implement its business strategy during “soft” as well as “hard” markets; 10) adequacy of Validus’ or IPC’s loss reserves; 11) continued availability of capital and financing; 12) retention of key personnel; 13) competition; 14) potential loss of business from one or more major insurance or reinsurance brokers; 15) Validus’ or IPC’s ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 16) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 17) the integration of Talbot or other businesses we may acquire or new business ventures we may start; 18) the effect on Validus’ or IPC’s investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 19) acts of terrorism or outbreak of war; 20) availability of reinsurance and retrocessional coverage; 21) failure to realize the anticipated benefits of the proposed acquisition, including as a result of failure or delay in integrating the businesses of Validus and IPC; and 22) the outcome of litigation arising from the Validus Offer for IPC, as well as management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our most recent reports on Form 10-K and Form 10-Q and the risk factors included in IPC’s most recent reports on Form 10-K and Form 10-Q and other documents of Validus and IPC on file with the Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Validus will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except as required by law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Additional Information about the Proposed Acquisition and Where to Find It:
This press release relates to the Exchange Offer by Validus to exchange each issued and outstanding common share of IPC for 1.2037 voting common shares of Validus. This press release is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, IPC common shares, nor is it a substitute for the Tender Offer Statement on Schedule TO or the preliminary prospectus/offer to exchange to be included in the Registration Statement on Form S-4 (including the letter of transmittal and related documents and as amended from time to time, the “Exchange Offer Documents”) that Validus has filed with the SEC. The Registration Statement has not yet become effective. The Exchange Offer will be made only through the Exchange Offer Documents.

This press release is not a substitute for the proxy statements that Validus has filed or may file with the SEC or any other documents which Validus may send to its or IPC’s shareholders in connection with the proposed acquisition, including the definitive proxy statement seeking proxies to oppose the issuance of IPC shares in connection with the amalgamation agreement between IPC and Max (the “Opposition Proxy Statement”) sent by Validus to IPC shareholders. Validus has also filed a preliminary proxy statement with the SEC seeking proxies to approve the issuance of Validus shares in connection with the proposed transaction between IPC and Validus (the “Validus Share Issuance Proxy Statement”). In addition, Validus has filed preliminary proxy statements with the SEC in connection with the Scheme of Arrangement (the “Scheme of Arrangement Proxy Statements”).
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS, THE OPPOSITION PROXY STATEMENT, THE VALIDUS SHARE ISSUANCE PROXY STATEMENT, THE SCHEME OF ARRANGEMENT PROXY STATEMENTS AND ANY OTHER PROXY STATEMENTS OR RELEVANT DOCUMENTS THAT VALIDUS HAS FILED OR MAY FILE WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. All such documents, when filed, are available free of charge at the SEC’s website (www.sec.gov) or by directing a request to Validus through Jon Levenson, Senior Vice President, at +1-441-278-9000.
Participants in the Solicitation:
Validus and certain of its executive officers are deemed to be participants in any solicitation of shareholders in connection with the proposed acquisition. Information about Validus’ executive officers is available in Validus’ proxy statement, dated March 25, 2009 for its 2009 annual general meeting of shareholders.
# # #

Filed by Validus Holdings, Ltd. pursuant to Rule 425
under the Securities Act of 1933, as amended,
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange of 1934, as amended

Subject Company: IPC Holdings, Ltd.
(Commission File No.: 000-27662)

Validus Holdings, Ltd. Bermuda Commercial Bank Building 19 Par-la-Ville Road Hamilton, HM 11 Bermuda

Mailing Address:
Suite 1790 48 Par-la-Ville Road Hamilton, HM 11 Bermuda

Telephone: (441) 278-9000 Facsimile: (441) 278-9090 Website: www.validusre.bm
VALIDUS INCREASES OFFER FOR IPC HOLDINGS
Increased Offer Provides Total Current Consideration of $30.14 per IPC Share
13.2% Premium to Current IPC Share Price
Increased Offer Includes $3.00 Cash per IPC Share
Validus Urges IPC Board to Support Offer and IPC Shareholders to Vote AGAINST
Max Amalgamation
Hamilton, Bermuda — May 18, 2009 — Validus Holdings, Ltd. (“Validus”) (NYSE: VR) today announced that it has delivered an increased offer to the Board of Directors of IPC Holdings, Ltd. (“IPC”) (NASDAQ: IPCR) for the amalgamation of Validus and IPC. Under the increased offer, IPC shareholders will now receive $3.00 in cash and 1.1234 Validus voting common shares for each IPC common share.
The increased offer provides IPC shareholders with total consideration of $30.14 per IPC share based on Validus’ closing price on Friday, May 15, 2009, a 13.2% premium to IPC’s closing price that day and a 21.9% premium based on IPC’s and Validus’ closing prices on March 30, 2009, the last trading day before the announcement of Validus’ initial offer. Under Validus’ initial offer, IPC shareholders would have received 1.2037 Validus voting common shares, and no cash, for each IPC common share.

	Initial	Increased
	Offer	Offer
Per IPC Share
Cash Consideration	$—	$3.00
Exchange Ratio	1.2037	1.1234
Current Value Per IPC Share [1]
Cash	$—	$3.00
Common Shares	29.08	27.14

Total	$29.08	$30.14
Premium To IPC Share Price [1,2]
% Premium	9.2%	13.2%
$ Premium	$2.45	$3.51

[1]	Based on closing price of Validus on May 15, 2009 of $24.16 per share.

[2]	Based on closing price of IPC on May 15, 2009 of $26.63 per share.

“This increase underscores our strong commitment to the acquisition of IPC and reinforces the clear superiority of our offer over IPC’s proposed amalgamation with Max Capital,” stated Ed Noonan, Validus’ Chairman and Chief Executive Officer. “In addition, by adjusting our exchange ratio, we are able to provide the IPC shareholders with a meaningful cash component, a request we have heard repeatedly from IPC shareholders whom we’ve talked to extensively over the last few weeks, along with the continued opportunity to benefit from being part of a leading Bermuda carrier in the short-tail reinsurance and insurance market. The combined company will have a global underwriting platform, quality diversification into profitable business lines with superior growth opportunities, a strong balance sheet and a proven management team.”
Mr. Noonan continued, “Following numerous meetings with IPC shareholders, we believe there is widespread support for our acquisition of IPC, and in light of our increased offer, we urge the IPC Board of Directors to determine that our new proposal is superior to the transaction with Max and to withdraw its support for the Max amalgamation, which provides no consideration to IPC shareholders and significantly increases their exposure to risky assets and underperforming business lines. While we hope the IPC Board will do the right thing and support our increased offer which delivers even greater value to its shareholders, our Exchange Offer and the Scheme of Arrangement that we are pursuing under Bermuda law will allow us to complete a timely closing of our acquisition of IPC on the same economic terms as our increased offer even without the support of IPC’s Board.”
Validus is also amending the terms of its Exchange Offer for all of the outstanding common shares of IPC, as well as the Scheme of Arrangement, to reflect its increased offer for IPC. As previously announced, the Exchange Offer will expire at 5:00 p.m., New York City time (6:00 p.m., Atlantic time), on Friday, June 26, 2009, unless extended. The revised offering documents, including a new letter of transmittal, describing the improved economic terms of the Exchange Offer and the means for IPC shareholders to tender IPC common shares into the offer will be delivered to IPC shareholders. Shareholder questions regarding the Exchange Offer or requests for offering documents should be directed to Validus’ Information Agent for the Exchange Offer, Georgeson Inc., toll-free at (800) 213-0317 (banks and brokers should call (212) 440-9800), or email validusIPC@georgeson.com.
Vote AGAINST Proposed Max Amalgamation
Validus continues to urge IPC shareholders to preserve their right to receive the improved economic terms of the Validus offer by voting AGAINST the Max Capital amalgamation on the GOLD proxy card. Shareholders who have previously voted on IPC’s white proxy card may obtain assistance in revoking or changing that vote by contacting Georgeson Inc. toll-free at (888) 274-5119 (banks and brokers should call (212) 440-9800), or email validusIPC@georgeson.com.
Copies of the transaction documents and an updated Validus investor presentation, detailing the benefits of Validus’ increased offer, will be available on its website at www.validusre.bm.
About Validus Holdings, Ltd.
Validus Holdings, Ltd. is a provider of reinsurance and insurance, conducting its operations worldwide through two wholly-owned subsidiaries, Validus Reinsurance, Ltd. (“Validus Re”) and Talbot Holdings Ltd. (“Talbot”). Validus Re is a Bermuda based reinsurer focused on short-tail lines of reinsurance. Talbot is the Bermuda parent of the specialty insurance group primarily operating within the Lloyd’s insurance market through Syndicate 1183.
Contacts:
Investors:
Validus Holdings, Ltd.
Jon Levenson, Senior Vice President
+1-441-278-9000
or
Media:
Jamie Tully/Jonathan Doorley
Sard Verbinnen & Co
+1-212-687-8080

Cautionary Note Regarding Forward-Looking Statements
This press release may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) uncertainty as to whether Validus will be able to enter into and to consummate the proposed acquisition on the terms set forth in the improved Validus amalgamation offer; 2) uncertainty as to the actual premium that will be realized by IPC shareholders in connection with the proposed acquisition; 3) uncertainty as to the long-term value of Validus common shares; 4) unpredictability and severity of catastrophic events; 5) rating agency actions; 6) adequacy of Validus’ or IPC’s risk management and loss limitation methods; 7) cyclicality of demand and pricing in the insurance and reinsurance markets; 8) Validus’ limited operating history; 9) Validus’ ability to implement its business strategy during “soft” as well as “hard” markets; 10) adequacy of Validus’ or IPC’s loss reserves; 11) continued availability of capital and financing; 12) retention of key personnel; 13) competition; 14) potential loss of business from one or more major insurance or reinsurance brokers; 15) Validus’ or IPC’s ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 16) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 17) the integration of Talbot or other businesses we may acquire or new business ventures we may start; 18) the effect on Validus’ or IPC’s investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 19) acts of terrorism or outbreak of war; 20) availability of reinsurance and retrocessional coverage; 21) failure to realize the anticipated benefits of the proposed acquisition, including as a result of failure or delay in integrating the businesses of Validus and IPC; and 22) the outcome of litigation arising from the Validus Offer for IPC, as well as management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our most recent reports on Form 10-K and Form 10-Q and the risk factors included in IPC’s most recent reports on Form 10-K and Form 10-Q and other documents of Validus and IPC on file with the Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Validus will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except as required by law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Additional Information about the Proposed Acquisition and Where to Find It:
This press release relates to the Exchange Offer by Validus to exchange each issued and outstanding common share of IPC for 1.1234 voting common shares of Validus and $3.00 in cash. This press release is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, IPC common shares, nor is it a substitute for the Tender Offer Statement on Schedule TO or the preliminary prospectus/offer to exchange included in the Registration Statement on Form S-4 (including the letter of transmittal and related documents and as amended and supplemented from time to time, the “Exchange Offer Documents”) that Validus has filed or may file with the SEC. The Registration Statement has not yet become effective. The Exchange Offer will be made only through the Exchange Offer Documents.
This press release is not a substitute for the proxy statements that Validus has filed or may file with the SEC or any other documents which Validus may send to its or IPC’s shareholders in connection with the proposed acquisition, including the definitive proxy statement seeking proxies to oppose the issuance of IPC shares in connection with the amalgamation agreement between IPC and Max (the “Opposition Proxy Statement”) sent by Validus to IPC shareholders. Validus has also filed a preliminary proxy statement with the SEC seeking proxies to approve the issuance of Validus voting common shares in connection with the proposed transaction between IPC and Validus

(the “Validus Share Issuance Proxy Statement”). In addition, Validus has filed preliminary proxy statements with the SEC in connection with the Scheme of Arrangement (the “Scheme of Arrangement Proxy Statements”).
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS, THE OPPOSITION PROXY STATEMENT, THE VALIDUS SHARE ISSUANCE PROXY STATEMENT, THE SCHEME OF ARRANGEMENT PROXY STATEMENTS AND ANY OTHER PROXY STATEMENTS OR RELEVANT DOCUMENTS THAT VALIDUS HAS FILED OR MAY FILE WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. All such documents, when filed, are available free of charge at the SEC’s website (www.sec.gov) or by directing a request to Validus through Jon Levenson, Senior Vice President, at +1-441-278-9000.
Participants in the Solicitation:
Validus and certain of its executive officers are deemed to be participants in any solicitation of shareholders in connection with the proposed acquisition. Information about Validus’ executive officers is available in Validus’ proxy statement, dated March 25, 2009 for its 2009 annual general meeting of shareholders.
# # #

Filed by Validus Holdings, Ltd. pursuant to Rule 425
under the Securities Act of 1933, as amended,
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange of 1934, as amended

Subject Company: IPC Holdings, Ltd.
(Commission File No.: 000-27662)

Investor Presentation Improved Superior Proposal for IPC Shareholders May 2009

Cautionary Note Regarding Forward-Looking Statements This presentation may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words "expect," "intend," "plan," "believe," "project," "anticipate," "will," "may" and similar statements of a future or forward-looking nature identify forward- looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) uncertainty as to whether Validus will be able to enter into and to consummate the proposed acquisition on the terms set forth in the improved Validus amalgamation offer; 2) uncertainty as to the actual premium that will be realized by IPC shareholders in connection with the proposed acquisition; 3) uncertainty as to the long-term value of Validus common shares; 4) unpredictability and severity of catastrophic events; 5) rating agency actions; 6) adequacy of Validus' or IPC's risk management and loss limitation methods; 7) cyclicality of demand and pricing in the insurance and reinsurance markets; 8) Validus' limited operating history; 9) Validus' ability to implement its business strategy during "soft" as well as "hard" markets; 10) adequacy of Validus' or IPC's loss reserves; 11) continued availability of capital and financing; 12) retention of key personnel; 13) competition; 14) potential loss of business from one or more major insurance or reinsurance brokers; 15) Validus' or IPC's ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 16) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 17) the integration of Talbot or other businesses we may acquire or new business ventures we may start; 18) the effect on Validus' or IPC's investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 19) acts of terrorism or outbreak of war; 20) availability of reinsurance and retrocessional coverage; 21) failure to realize the anticipated benefits of the proposed acquisition, including as a result of failure or delay in integrating the businesses of Validus and IPC; and 22) the outcome of litigation arising from the Validus Offer for IPC, as well as management's response to any of the aforementioned factors. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our most recent reports on Form 10-K and Form 10-Q and the risk factors included in IPC's most recent reports on Form 10-K and Form 10-Q and other documents of Validus and IPC on file with the Securities and Exchange Commission ("SEC"). Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Validus will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except as required by law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Additional Information about the Proposed Acquisition and Where to Find It: This presentation relates to the Exchange Offer by Validus to exchange each issued and outstanding common share of IPC for 1.1234 voting common shares of Validus and $3.00 in cash. This presentation is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, IPC common shares, nor is it a substitute for the Tender Offer Statement on Schedule TO or the preliminary prospectus/offer to exchange included in the Registration Statement on Form S-4 (including the letter of transmittal and related documents and as amended and supplemented from time to time, the "Exchange Offer Documents") that Validus has filed or may file with the SEC. The Registration Statement has not yet become effective. The Exchange Offer will be made only through the Exchange Offer Documents. This presentation is not a substitute for the proxy statements that Validus has filed or may file with the SEC or any other documents which Validus may send to its or IPC's shareholders in connection with the proposed acquisition, including the definitive proxy statement seeking proxies to oppose the issuance of IPC shares in connection with the amalgamation agreement between IPC and Max (the "Opposition Proxy Statement") sent by Validus to IPC shareholders. Validus has also filed a preliminary proxy statement with the SEC seeking proxies to approve the issuance of Validus voting common shares in connection with the proposed transaction between IPC and Validus (the "Validus Share Issuance Proxy Statement"). In addition, Validus has filed preliminary proxy statements with the SEC in connection with the Scheme of Arrangement (the "Scheme of Arrangement Proxy Statements"). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS, THE OPPOSITION PROXY STATEMENT, THE VALIDUS SHARE ISSUANCE PROXY STATEMENT, THE SCHEME OF ARRANGEMENT PROXY STATEMENTS AND ANY OTHER PROXY STATEMENTS OR RELEVANT DOCUMENTS THAT VALIDUS HAS FILED OR MAY FILE WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. All such documents, when filed, are available free of charge at the SEC's website (www.sec.gov) or by directing a request to Validus through Jon Levenson, Senior Vice President, at +1-441-278-9000. Participants in the Solicitation: Validus and certain of its executive officers are deemed to be participants in any solicitation of shareholders in connection with the proposed acquisition. Information about Validus' executive officers is available in Validus' proxy statement, dated March 25, 2009 for its 2009 annual general meeting of shareholders.

Validus Increases Offer for IPC Holdings On May 18, 2009, Validus announced that it has delivered an increased offer to the Board of Directors of IPC IPC shareholders will receive $3.00 in cash and 1.1234 Validus voting common shares for each IPC common share The increased offer provides IPC shareholders with total consideration of $30.14 per IPC share based on Validus' closing price on Friday, May 15, 2009 21.9% premium using IPC and Validus closing share prices as of March 30, 2009, the last trading day before the announcement of Validus' initial offer 13.2% premium to IPC's May 15, 2009 closing price 1 Calculated using closing prices for VR and IPC of $24.16 and $26.63 as of 5/15/09 respectively

Executive Summary Validus has reported excellent earnings, growth and profitability in the first quarter, outperforming its Bermuda peer group Validus is committed to its Improved Superior Proposal to acquire IPC Superior Current Value - 21.9% premium to unaffected share price1 and 13.2% premium based on current prices2 Superior Long-Term Value - Profitable diversification with strong growth prospects We have a clear path to expedite an acquisition of IPC 1. Soliciting IPC shareholders to vote "AGAINST" the inferior Max transaction 2. Commenced exchange offer for IPC shares 3. Scheme of Arrangement through Bermuda Court All of the above steps can be accomplished by IPC shareholders without the cooperation of the IPC Board (in the case of a Scheme of Arrangement, once sanctioned by the Supreme Court of Bermuda) 1 Calculated using closing prices as of 3/30/2009 2 Calculated using closing prices as of 5/15/2009

Validus Reported Excellent First Quarter 2009 Results 16.9% growth in gross premiums written (23.9% at Validus Re and 12.9% at Talbot) 75% combined ratio (57.1% at Validus Re and 91.5% at Talbot) Net operating income of $100.4 million and diluted operating EPS of $1.27 Net income of $94.9 million and diluted EPS of $1.20 Diluted book value per share of $24.65 19.2% ROAE and 20.3% operating ROAE Validus Q1 2009 Highlights 1 Peer Comparison - Q1 2009 Operating ROAE 1 Reconciliations of VR diluted book value per share, operating income and operating ROAE, non-GAAP financial measures, to book value per share, net income and ROAE are presented in the appendix Source: SNL Financial as of 3/17/09, except for PTP and FSR, which are based on public filings

Validus is Diversified in Short-Tail Specialty Classes Validus Re GPW 2008 GPW Total: $687.8 million 2008 GPW of $1.36 billion Balanced by Class: 46% Property, 29% Marine, 25% Specialty Note: $1.36bn consolidated GPW reflects $34.3mm intersegment eliminations; $687.8mm and $709.0mm segment GPW do not reflect intersegment eliminations Talbot GPW 2008 GPW Total: $709.0 million

Focused on Short-Tail; Majority Non-Cat Note: Based on 2008 GPW except ACGL which is NPW Source: SEC filings and other public disclosures

A Superior Proposal for IPC Shareholders Creates a leading Bermuda carrier in the short-tail reinsurance and insurance market with a global underwriting platform Superior long-term growth and return prospects Quality diversification in profitable lines Superior value proposition for IPC shareholders 21.9% premium to IPC unaffected share price1 13.2% premium based on current prices2 Superior currency with greater liquidity, lower volatility, superior trading performance and a higher pro forma dividend Combined entity with a GAAP capital base of $3.9bn3 Strong balance sheet with less exposure to equity/alternative asset risk and lower financial leverage than Max's proposal The Validus offer has a clear path to completion by the end of June A combination with Validus creates greater current value and long-term prospects for IPC shareholders 1 Calculated using closing prices as of 3/30/2009 2 Calculated using closing prices as of 5/15/2009 3 Pro forma shareholders' equity as of 12/31/2008 plus bank loan payable and debentures payable

Strategic Advantages for a Combined Validus/IPC

Strategic Advantages of a Large Capital Base

- **Reinsurance industry capital and capacity has been materially depleted**
  - U.S. Statutory surplus was down 11%, or ~$60 billion in 2008[1]
- **Limited access to replacement capital and new capacity**
  - Disrupted capital markets and depressed valuations mean reloading by incumbents is difficult/expensive
  - Hedge fund issues limiting collateralized capacity and sidecar activity
  - Cat bond market is less of a competitive threat
  - Further challenges in new company formations
- **Demand for reinsurance is increasing**
  - Primary companies facing capital depletion with constricted capital alternatives
  - Need to manage risk leaves reinsurance as one of the few capital alternatives available

Market Opportunities

- **Stronger relationships with major reinsurance intermediaries**
  - Following recent acquisitions, top two intermediaries hold 70% market share[2]
  - Increased opportunities for role as lead/quoting market
  - Opportunity for differentiated price or "special layer" in property catastrophe lines
- **Highly public asset quality issues leading buyers to rethink counterparty risk**
  - Combined company becomes "go-to" market capitalizing on dislocation
- **Opportunity to expand into longer-tail lines if/when market conditions warrant**

[1] *Source: A.M. Best Company*
[2] *Source: Business Insurance*

8

VALIDUS

The Validus Business Model Offers Higher Quality Diversification Professional Liability ($201 mm) Property ($151 mm)4 Excess Liability ($134 mm) Aviation ($85 mm) Agriculture ($80 mm) Rate Trend3 Rate Trend3 Property ($317 mm) Marine ($287 mm) War and Terrorism ($154 mm) Marine and Energy Reinsurance ($109) Aviation and Aerospace ($82 mm) $1,034 million in "Diverse" 2008 Gross Written Premium2 $1,012 million "Diverse" 2008 P&C Gross Written Premium1 Both Validus and Max have $1 billion in Non-Catastrophe P&C Insurance Gross Written Premium Source: Max and Validus Form 10-Ks for fiscal years ended December 31, 2008 1 P&C Business only, excludes $242 million in life and annuity reinsurance 2 Excludes $328 million in property catastrophe reinsurance gross written premium in 2008 3 Willis Re 1st View; Council of Insurance Agents and Brokers; Aon Performance Market Outlook; Company Filings 4 Insurance premium only; excludes $99 million in property and property catastrophe reinsurance premium because property catastrophe premium is not separately identified Max's Top 5 2008 Lines of Business1 Validus Top 5 2008 Lines of Business2

Overview of the Validus Improved Superior Proposal Note: Last reported closing prices of VR and IPCR were $24.91 and $25.41 as of 3/30/09 and $24.16 and $26.63 as of 5/15/09, respectively 1A merger under Bermuda law is effected via a plan of amalgamation. Alternatively, deal may be structured as an exchange offer or scheme of arrangement

Superior Financial Proposal - Improved Superior Value IPC Share Price vs. Validus Offer Price 1 Source: FactSet; Pricing through May 15, 2009 1 Calculated as VR share price multiplied by 1.1234x exchange ratio plus $3.00 in cash 2 Excludes weekends and holidays $ Premium to IPC Share Price 2 Median $ Premium: $2.99 $30.14 $26.63 Validus Announces Offer @ 18% Premium Validus Announces Improved Offer Validus Announces Three Part Plan

Superior Financial Proposal - Higher Quality Currency Validus Max Superior Liquidity Trading Dollar Volumes 1 3 month - $11.3 million 6 month - $9.7 million Trading Dollar Volumes 1 3 month - $6.7 million 6 month - $7.6 million Reduced Volatility Annualized Daily Volatility 2 61.0 Annualized Daily Volatility 2 79.4 Trading Performance (Including Dividend) Since Validus IPO Up 13.6% 3 Since Validus IPO Down 34.3% 3 Pro Forma Dividend Per IPC Share $0.90 per share 4 $0.88 per share 4 1 Measured prior to 3/2/09 announcement of Max / IPC transaction. Source: Bloomberg 2 During the 260 business day (approximately one year) period prior to the announcement of the Max Amalgamation. Source: Bloomberg 3 Total shareholder return based on the closing prices on May 15, 2009 and July 24, 2007. Source: FactSet 4 Based on Validus' $0.80 per share dividend multiplied by the exchange ratio 1.1234x and on IPC's current dividend The Validus proposal provides a premium to IPC shareholders with a more liquid and better performing currency plus a cash component ? ? ? ?

Superior Pro Forma Financial Strength Validus / IPC Pro Forma Max / IPC Pro Forma Stockholders' Equity $3.53 Billion $2.97 Billion Total Debt / Capitalization 1.9% 9.6% Total Debt + Hybrids / Capitalization 9.7% 9.6% Alt. Inv + Equities / Stockholders' Equity 10.3% 37.6% Reserve Additions Req'd Upon Closing None $130 Million The Validus transaction provides IPC shareholders with superior financial strength ? ? ? ? ? Note: Data as of 12/31/08 Source: Validus analysis and Max / IPC Form DEFM14A filed 5/7/09

The Validus Offer Creates a Larger, Better-Capitalized Entity A Pro Forma Comparison of 12/31/08 Shareholders' Equity Source: Public filings; pro forma for Max /IPC is as per Max / IPC Form DEFM14A filed 5/7/09 Validus / IPC Results in 19% More Shareholders' Equity Than Max / IPC $ in Billions

Validus' Balance Sheet Has Lower Embedded Risk Peer Comparison: Total Investment Leverage 1 and Alternatives Leverage Source: Public filings 1 Defined as cash and total invested assets / common shareholders' equity 2 Alternatives includes investment funds, hedge funds, limited partnerships, private equities, credit funds and high-yield bond funds All else equal, companies with lower asset leverage are less susceptible to fluctuations in valuations 2 Total Investments as a % of Common Equity Alternatives Leverage as % of Common Equity

Pro Forma Max / IPC Pro Forma Validus / IPC Validus Has a Stronger, More Conservative Portfolio with Less Market Risk $3.3 billion $5.5 billion $2.2 billion $5.4 billion $7.6 billion Source: Validus, Max and IPC Form 10-Ks for fiscal years ended December 31, 2008; pro forma for Max /IPC is as per Max / IPC Form DEFM14A filed 5/7/09 Max is attempting to use the IPC transaction to reduce its alternative investments from 58.9% to 30.7% of combined shareholders' equity Alt. Inv. / shareholders' equity: 4.5% Equities / shareholders' equity: 5.8% Total 10.3% Alt Inv. / shareholders' equity: 30.7% Equities / shareholders' equity: 6.9% Total 37.6%

Superior Growth in Validus Shareholder Value Source: Public Filings, SNL Financial 1 2005-2008 CAGR of Diluted BVPS, including accumulated dividends 2 Max's 2005 and 2006 Diluted BVPS figures are calculated using the treasury stock method and 2007 and 2008 figures are from Public Filings 3-Year CAGR: 13.2% 1 3-Year Evolution in Diluted Book Value Per Share Plus Accumulated Dividends 3-Year CAGR: 8.8% 1 2

Validus Has a Superior Record of Underwriting Performance Historically, Max's Results Have Been Driven by Alternative Investments and Lack of Underwriting Profit Comprehensive Income Per Share Contribution 2006 2007 2008 VR: $3.12 VR: $5.94 VR: $0.51 MXGL: $3.01 MXGL: $4.77 MXGL: $(3.54) Validus Max Max's income has historically depended on hedge fund returns Source: Validus and Max Form 10-Ks for fiscal years ended December 31, 2008

Roadmap to Expedited Completion: Three Part Plan 1 Second shareholder meeting can be called by IPC shareholders with at least 10% of the vote Validus offer has a clear path to completion and does not require the cooperation of the IPC Board One: Soliciting IPC Shareholders to Vote "Against" the Inferior Max Transaction Enables IPC to terminate IPC-Max agreement and accept Validus' Amalgamation Offer Sends message that IPC shareholders want superior economics and long-term value offered by Validus Two: Commenced Exchange Offer for IPC Shares Allows Validus to acquire the outstanding shares of IPC - under same economic terms of Validus' Amalgamation Offer - shortly following the IPC annual general meeting if IPC shareholders vote down the IPC-Max transaction and the other conditions to the Exchange Offer are satisfied Subject to the receipt of at least 90% of the fully diluted common shares of IPC, termination of the amalgamation agreement between Max and IPC and other conditions consistent with the Validus Amalgamation Offer Exchange Offer is not conditioned on the receipt of regulatory approvals or the elimination of the possible termination fee to Max Three: Petition Bermuda Court to Approve Scheme of Arrangement Validus would acquire all of the IPC common shares under the same economic terms as in the Exchange Offer The Scheme of Arrangement can be accomplished - without the approval of the IPC Board - if approved by IPC shareholders at two shareholder meetings and sanctioned by the Supreme Court of Bermuda First shareholder meeting - court ordered meeting at which IPC shareholders can vote to approve the Scheme of Arrangement Required vote is the affirmative vote of a majority of IPC shareholders present at the meeting holding at least 75% of the votes cast Second shareholder meeting1 - IPC shareholders can require IPC to approve and be bound by the Scheme of Arrangement and to terminate the IPC- Max amalgamation agreement Required vote is an affirmative vote of the holders of a majority of IPC shares voting at the meeting

A Superior Proposal for IPC Shareholders 1 Calculated using closing prices as of 3/30/2009 2 Calculated using closing prices as of 5/15/2009 3 Pro forma shareholders' equity as of 12/31/2008 plus bank loan payable and debentures payable A combination with Validus creates greater current value and long-term prospects for IPC shareholders Creates a leading Bermuda carrier in the short-tail reinsurance and insurance market with a global underwriting platform Superior long-term growth and return prospects Quality diversification in profitable lines Superior value proposition for IPC shareholders 21.9% premium to IPC unaffected share price1 13.2% premium based on current prices2 Superior currency with greater liquidity, lower volatility, superior trading performance and a higher pro forma dividend Combined entity with a GAAP capital base of $3.9bn3 Strong balance sheet with less exposure to equity/alternative asset risk and lower financial leverage than Max's proposal The Validus offer has a clear path to completion by the end of June

Appendix

Appendix Index Page Validus' Management Team is Deep and Experienced 23 Validus Offers IPC Quality Diversification 24 Talbot Demonstrates History of Smart / Strategic Acquisitions 25 Commercial Lines Pricing Trends 26 Guy Carpenter World Property Cat Reinsurance Rates 27 Catastrophe Risk Offers Highly Attractive Risk-Adjusted Returns 28 IPC Has Greater Earnings Power With Validus 29 Diversified Global Business Focused on Short-Tail Specialty 30 Outlook for Validus 31 Outlook for Max 32 Non-GAAP Financial Measures 33-35

Validus' Management Team is Deep and Experienced

Validus Offers IPC Quality Diversification

- Significantly less catastrophe weighting than IPC stand-alone
- Higher participation in profitable lines than Max can offer
  - Each of Validus and Max offer ~$1 billion of property and casualty gross premiums excluding Validus property cat
  - Major lines for Validus: non-cat property, marine, war and terrorism
  - Major lines for Max: professional liability, excess liability, agriculture, medical malpractice
- Proven Validus track record of profitable diversification
- Comparable combined ratio to Max in 2008 despite greater than $50 billion in global catastrophe losses
  - Ike – third most costly hurricane on record

2007 Diversification Transactions

$ in Millions

	Validus Talbot Segment		Max US Specialty	
	2007	2008	2007	2008
Gross Premiums Written	$286.5	$709.0	$48.2	$194.4
Net Income Before Taxes	$83.2	$40.2	($11.1)	($9.8)
Combined Ratio	74.6%	93.3%	na	138.5%

Comparison of 2008 GAAP Combined Ratios



100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
92.2%
91.9%
Validus
Max

Source: Max and Validus Form 10-Ks for fiscal years ended December 31, 2008

24

VALIDUS

Implied Multiple Talbot Data Talbot Demonstrates History of Smart / Strategic Acquisitions In July 2007 Validus acquired Talbot, a leading Lloyd's Syndicate for $382 million Purchase price was 1.6x stated equity and 3.1x earnings $105 million of reserve releases since closing By moving first, Validus acquired a company with the best business fit A large number of competitors followed Validus' entry into Lloyds (e.g., Arch, Ariel, Argo, Aspen, Flagstone, Montpelier, Max and Renaissance Re) Purchase Multiples Analysis $ in Millions Source: Validus Form 424B4 dated 7/24/07 and Validus Financial Supplement for quarter ended June 30, 2007

Commercial Lines Pricing Trends Source: Council of Agents and Brokers (CIAB), Advisen, Market Scout and Tillinghast 1 Reported monthly; monthly average used Rate Changes by Survey - Year-over-Year % Change 1 1

Guy Carpenter World Property Cat Reinsurance Rates Source: Guy Carpenter Rate on Line Indexed to 1990 Value of 100%

Catastrophe Risk Offers Highly Attractive Risk-Adjusted Returns Validus is in the business of evaluating risk: We write a well-priced world-wide book of property catastrophe reinsurance business Our diversified earnings stream from other short-tail lines allows Validus to retain exposure equal to 34% of shareholders' equity Catastrophe risk provides attractive returns on equity In return for assuming catastrophe exposure with an annual probability of 0.25% to 1% (1:100 - 1:250) the expected annual profit is $145 million or higher The extra annual expected return represents a "Payback" period of 3.5 years 4 Catastrophe risk provides attractive returns to shareholders 1:250 PML @ 34% of Equity 1:250 PML @ 20% of Equity Difference Validus / IPC Pro Forma $ in Millions 1 Source: Validus Analysis 2 Source: Validus Form PREM14A dated 5/12/09 3 Calculated as 100% less expected loss ratio less acquisition costs ratio for the Validus Re 2008 underwriting year property catastrophe portfolio (comprised of catastrophe XOL, aggregate XOL, RPP, per event XOL, and second and third event covers) 4 Reduction in estimated 1:250 wind PML divided by profit at expected profit margin

IPC Has Greater Earnings Power With Validus More effective use of IPC aggregate Shift business away from nationwide accounts IPC generated $221.9 million in GPW from $1.25 billion of U.S. aggregate in 2008 Validus generated $431.3 million of GPW from $1.44 billion of U.S. aggregate in 2008 Addition of non-cat lines to IPC Bermuda platform $284.4 million gap between IPC and Validus Re in 2008 on similar capital bases Lower marginal costs Scalability of Validus Re platform and VCAPS Enhanced reinsurance market presence Greater share of non-cat business Private layer transactions Provide additional capital to Talbot Expansion of aggregates for terrorism and other specialty lines Greater capacity for Onshore Energy, Aviation 1 Max investor presentation dated March 2009, p. 8 2 Max investor presentation dated March 2009, p. 9 3 Source: IPC and Validus Form 10-Ks for fiscal years ended December 31, 2008 IPC With Max IPC With Validus 3 "We expect to reduce CAT premiums in 2010 by $50 -$75 million" 1 Highest margin business "Expect each $1 of catastrophe business would be replaced with 2.5x to 3.0x of other business, depending on class" 2 "50% to 60% combined ratio in property is equivalent to achieving a 80% to 87% combined ratio based on higher (2.5x to 3.0x) premium leverage" 2 Max's 2008 accident year combined ratio was 110.6%

Diversified Global Business Focused on Short-Tail Specialty Source: 2008 Form 10-Ks. Based on 2008 actual gross premiums written (other than ACGL which is based on net premiums written). Life business is considered long-tail for purposes of this analysis Validus focuses on short-tail lines where pricing is best; will enter casualty more significantly when the economics justify the use of capital

Outlook for Validus Analysts support Validus' approach to risk management because it offers quality diversification in segments with favorable pricing trends "As a writer of short-tail reinsurance and specialty insurance, we see Validus as being very well positioned for the changes we expect to see in the reinsurance and insurance markets over the next year. The company has already begun to go on the offensive by hiring an on-shore energy and aviation underwriters." Jay Cohen (Merrill Lynch / Bank of America Research, 2/13/2009) "With a strong business outlook (16 of Validus' 18 lines of business are seeing increasing rates) and one of the most conservative investment portfolios in the group (14% cash; no equities or alternatives), VR is one of the most well positioned in the reinsurance market. Validus already has a diverse book of business from both a line of business and geographic perspective." Matt Carletti (Fox-Pitt Kelton Research, 4/8/2009) "We believe that Validus is among the best positioned companies in our universe given where the improvements in reinsurance are occurring, especially noting the company's relatively clean investment portfolio." Jay Cohen (Merrill Lynch / Bank of America Research, 3/17/2009) Note: Permission to use quoted material was neither sought nor obtained

Outlook for Max Max has a much riskier asset portfolio with less favorable premium price trends "In October, we announced a reduction in our alternative portfolio from a target of 20% of invested assets to a range of 10 to 15%. We also indicated it would be rebalanced to reflect more market neutral investments as it had become overweight with more long equity-oriented hedge funds. This was a direct reflection of our growing traditional underwriting platform which calls for a more traditional investment mix as well as the obvious volatility in the alternative asset portfolio that surpassed all previous modeling." Marty Becker, Chairman and CEO of Max Capital (Earnings Release Transcript, 2/11/2009) "Gallant at KBW says Max still has more hedge fund exposure than the average Bermudian firm, despite the company's move to a more conservative investment portfolio. 'That has been a worry for investors,' he says. "While the company has reduced its hedge fund exposure, it still weighs heavily on investors' minds right now." Cliff Gallant, Keefe, Bruyette & Woods (as quoted in Reactions, February 2009) "The shorter-tail lines, particularly in reinsurance - property and aviation - have been experiencing some price increases...the longer-tail lines of business have been flat..." Marty Becker, Chairman and CEO of Max Capital (as quoted in Reactions, February 2009) Note: Permission to use quoted material was neither sought nor obtained

Non-GAAP Financial Measures In presenting Validus' results, management has included and discussed certain schedules containing net operating income (loss), annualized net operating return on average equity and diluted book value per common share that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. A reconciliation of net operating income to net income, the most comparable U.S. GAAP financial measure, and annualized net operating return on average equity is presented to the left. Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses) on investments, gains (losses) arising from translation of non-US$ denominated balances and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business.

Reconciliation of Validus Operating Income (expressed in thousands of U.S. dollars, except share amounts)

Reconciliation of Validus Book Value (expressed in thousands of U.S. dollars, except share amounts)

Filed by Validus Holdings, Ltd. pursuant to Rule 425
under the Securities Act of 1933, as amended,
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange of 1934, as amended

Subject Company: IPC Holdings, Ltd.
(Commission File No.: 000-27662)

Presentation Improved Superior Proposal for IPC Shareholders May 2009

Cautionary Note Regarding Forward-Looking Statements This presentation may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words "expect," "intend," "plan," "believe," "project," "anticipate," "will," "may" and similar statements of a future or forward-looking nature identify forward- looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) uncertainty as to whether Validus will be able to enter into and to consummate the proposed acquisition on the terms set forth in the improved Validus amalgamation offer; 2) uncertainty as to the actual premium that will be realized by IPC shareholders in connection with the proposed acquisition; 3) uncertainty as to the long-term value of Validus common shares; 4) unpredictability and severity of catastrophic events; 5) rating agency actions; 6) adequacy of Validus' or IPC's risk management and loss limitation methods; 7) cyclicality of demand and pricing in the insurance and reinsurance markets; 8) Validus' limited operating history; 9) Validus' ability to implement its business strategy during "soft" as well as "hard" markets; 10) adequacy of Validus' or IPC's loss reserves; 11) continued availability of capital and financing; 12) retention of key personnel; 13) competition; 14) potential loss of business from one or more major insurance or reinsurance brokers; 15) Validus' or IPC's ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 16) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 17) the integration of Talbot or other businesses we may acquire or new business ventures we may start; 18) the effect on Validus' or IPC's investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 19) acts of terrorism or outbreak of war; 20) availability of reinsurance and retrocessional coverage; 21) failure to realize the anticipated benefits of the proposed acquisition, including as a result of failure or delay in integrating the businesses of Validus and IPC; and 22) the outcome of litigation arising from the Validus Offer for IPC, as well as management's response to any of the aforementioned factors. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our most recent reports on Form 10-K and Form 10-Q and the risk factors included in IPC's most recent reports on Form 10-K and Form 10-Q and other documents of Validus and IPC on file with the Securities and Exchange Commission ("SEC"). Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Validus will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except as required by law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Additional Information about the Proposed Acquisition and Where to Find It: This presentation relates to the Exchange Offer by Validus to exchange each issued and outstanding common share of IPC for 1.1234 voting common shares of Validus and $3.00 in cash. This presentation is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, IPC common shares, nor is it a substitute for the Tender Offer Statement on Schedule TO or the preliminary prospectus/offer to exchange included in the Registration Statement on Form S-4 (including the letter of transmittal and related documents and as amended and supplemented from time to time, the "Exchange Offer Documents") that Validus has filed or may file with the SEC. The Registration Statement has not yet become effective. The Exchange Offer will be made only through the Exchange Offer Documents. This presentation is not a substitute for the proxy statements that Validus has filed or may file with the SEC or any other documents which Validus may send to its or IPC's shareholders in connection with the proposed acquisition, including the definitive proxy statement seeking proxies to oppose the issuance of IPC shares in connection with the amalgamation agreement between IPC and Max (the "Opposition Proxy Statement") sent by Validus to IPC shareholders. Validus has also filed a preliminary proxy statement with the SEC seeking proxies to approve the issuance of Validus voting common shares in connection with the proposed transaction between IPC and Validus (the "Validus Share Issuance Proxy Statement"). In addition, Validus has filed preliminary proxy statements with the SEC in connection with the Scheme of Arrangement (the "Scheme of Arrangement Proxy Statements"). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS, THE OPPOSITION PROXY STATEMENT, THE VALIDUS SHARE ISSUANCE PROXY STATEMENT, THE SCHEME OF ARRANGEMENT PROXY STATEMENTS AND ANY OTHER PROXY STATEMENTS OR RELEVANT DOCUMENTS THAT VALIDUS HAS FILED OR MAY FILE WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. All such documents, when filed, are available free of charge at the SEC's website (www.sec.gov) or by directing a request to Validus through Jon Levenson, Senior Vice President, at +1-441-278-9000. Participants in the Solicitation: Validus and certain of its executive officers are deemed to be participants in any solicitation of shareholders in connection with the proposed acquisition. Information about Validus' executive officers is available in Validus' proxy statement, dated March 25, 2009 for its 2009 annual general meeting of shareholders.

Table of Contents Executive Summary Industry Overview and Parties Involved The Validus Superior Proposal IPC's Flawed "Strategic Process" and Related Issues Appendix 3 8 13 30 41

Validus Increases Offer for IPC Holdings On May 18, 2009, Validus announced that it has delivered an increased offer to the Board of Directors of IPC IPC shareholders will receive $3.00 in cash and 1.1234 Validus voting common shares for each IPC common share The increased offer provides IPC shareholders with total consideration of $30.14 per IPC share based on Validus' closing price on May 15, 2009 21.9% premium using IPC and Validus closing share prices as of March 30, 2009, the last trading day before the announcement of Validus' initial offer 13.2% premium to IPC's May 15, 2009 closing price 1 Calculated using closing prices for VR and IPC of $24.16 and $26.63 as of 5/15/09 respectively, the last trading prior to the announcement of the improved Validus offer

Executive Summary Validus is committed to its Superior Proposal to acquire IPC Compelling Strategic Rationale - creates a leading short-tail reinsurance platform Superior Current Value - 21.9% premium to 3/30/2009 share prices1 and 13.2% premium to 5/15/2009 share prices2 Superior Long-Term Value - Profitable diversification with strong growth prospects The Max transaction provides IPC with a flawed balance sheet and volatile, underperforming currency IPC's "strategic process" was critically flawed; onerous deal-protection terms in the Max / IPC agreement have forced Validus to bring its proposal directly to shareholders Validus has a clear path to complete an acquisition of IPC on a timely basis 1. Soliciting IPC shareholders to vote "AGAINST" the inferior Max transaction 2. Commenced Exchange Offer for IPC shares 3. Scheme of Arrangement through Bermuda Court Closing of Validus transaction can be accomplished by IPC shareholders without the cooperation of the IPC Board (in the case of the Scheme of Arrangement, once sanctioned by the Supreme Court of Bermuda) 1 The last trading day prior to the announcement of the initial Validus offer 2 The last trading day prior to the announcement of the improved Validus offer

Timeline 3/31/2009: Validus Announces Superior Proposal at 18% Premium 1 12/5/2008 : Max Submits Preliminary Proposal to IPC 3/27/2009: IPC and Max File Preliminary Proxy 3/2/2009: Announcement of At-Market IPC / Max Amalgamation 2/27/2009: IPC Files Form 10-K 6/26/2009: Validus Exchange Offer Closes 1Q 2008: IPC Hired JPMorgan to Conduct a Strategic Review Process, Contacting 8 Parties 10/26/2008: IPC Advisors Initially Contacted Max; Subsequently Notified Validus it Would Not be Invited to Participate 4/7/2009: IPC Declines to Deem Validus Offer Superior 6/12/2009: IPC / Max Shareholder Vote 4/9/2009: Validus Files Preliminary "Vote No" Proxy 5/18/2009: Validus Increases Value of Proposal at 21.9% Premium 1 5/12/2009: Validus Commences Exchange Offer 4/28/2009: Validus Commences Litigation to Challenge Termination Fee and "No-talk" Provision 4/30/2009: Validus Announces Path to Completion Key Events in the Timeline of the Validus Superior Offer Max / IPC Actions Validus Actions 1 Using prices as of 3/30/09, the last trading day prior to announcement of the initial Validus offer

Grading the Transactions: Key Considerations Validus / IPC Pro Forma Max / IPC Pro Forma Premium For IPC Shareholders ? ? Strategic Rationale ? ? Attractiveness of the Pro Forma Currency ? ? Business Model and Business Prospects ? ? Earnings Potential ? ? Balance Sheet Strength ? ? Historical Track Record of Performance ? ? Path to Completion ? ? Downside Risk from Rejection of Offer ? ?

Table of Contents Executive Summary Industry Overview and Parties Involved The Validus Superior Proposal IPC's Flawed "Strategic Process" and Related Issues Appendix 3 8 13 30 41

Reinsurance Overview Reinsurer Reinsurer Primary Carrier "Cedant" Risks Risks Risks Insurance Contracts Retrocession Reinsurance Contracts Reinsurance is a mechanism used by insurance companies to spread the risks assumed from policyholders Reinsurance enlarges the primary carrier's underwriting capacity Reinsurance contract is an insurance policy issued by one company - the reinsurer - to another company called the primary carrier or ceding company (the "cedant") The cedant is the insurer that underwrites the policy initially, and then later shifts part or all of the liability for coverage to a reinsurer by purchasing insurance Reinsurance provides reimbursement to the cedant for claims payments covered by the agreement providing protection to the cedant against frequent or severe losses Short-tail risks, such as storms, are risks that are knowable within one-year. Long-tail risks, such as product liability, may take several years for claims to materialize Underwriting capacity is the amount of business an insurer can underwrite and is limited by the level of equity of the business Industry Structure

Validus Holdings, Ltd. Business Summary LTM Share Price Performance Financial Summary Validus Holdings, Ltd. is a provider of reinsurance and insurance, conducting its operations worldwide through two wholly-owned subsidiaries, Validus Reinsurance, Ltd. ("Validus Re") and Talbot Holdings Ltd. ("Talbot") Validus Re is a Bermuda based reinsurer focused on short-tail lines of reinsurance Talbot is the Bermuda parent of the specialty insurance group primarily operating within the Lloyd's insurance market through Syndicate 1183 Validus Re is rated "A-" ("Excellent") by A.M. Best 2008 Gross Premiums Written Source: SNL, FactSet and Company filings

IPC Holdings, Ltd. Business Summary LTM Share Price Performance Financial Summary 2008 Gross Premiums Written IPC Holdings, Ltd., through its wholly-owned subsidiary IPCRe Limited, provides property catastrophe reinsurance and, to a limited extent, aviation, property-per-risk excess and other short- tail reinsurance on a worldwide basis IPC's operations are carried on throughout the United States, the United Kingdom, Europe, Japan, Australia and New Zealand IPCRe is rated "A" by A.M. Best with a negative outlook Source: SNL, FactSet and Company filings

Max Capital Group Ltd. Business Summary LTM Share Price Performance Financial Summary Operating from offices in Bermuda, Ireland, the U.S. and at Lloyd's, Max Capital Group Ltd. is a global enterprise dedicated to providing diversified specialty insurance and reinsurance products to corporations, public entities, property and casualty insurers, and life and health insurers Max serves clients ranging from Fortune 1000 companies to small owner-operated businesses Simultaneous shift of investment and underwriting strategy Max is rated "A-" ("Excellent") by A.M. Best 2008 Gross Premiums Written Source: SNL, FactSet and Company filings

Table of Contents Executive Summary Industry Overview and Parties Involved The Validus Superior Proposal IPC's Flawed "Strategic Process" and Related Issues Appendix 3 8 13 30 41

Overview of the Improved Validus Superior Proposal Note: Closing prices of VR and IPCR were $24.91 and $25.41 as of 3/30/09 and $24.16 and $26.63 as of 5/15/09, respectively 1A merger under Bermuda law is effected via a plan of amalgamation. Alternatively, deal may be structured as an exchange offer or scheme of arrangement

Source: FactSet; Pricing through 5/18/2009 1 Calculated as VR share price multiplied by 1.2037x exchange ratio until 5/18/2009, when calculated as VR share price multiplied by 1.1234x exchange ratio plus $3.00 in cash 2 Excludes weekends and holidays Superior Financial Proposal - Superior Value IPC Share Price vs. Validus Offer Price 1 $ Premium to IPC Share Price 2 Median $ Premium: $1.85 $29.76 $26.84 Validus Announces Initial Offer @ 18% Premium Validus Announces Improved Offer Validus Announces Three Part Plan

A Superior Proposal for IPC Shareholders Superior value proposition for IPC shareholders 21.9% premium to 3/30/2009 share price1 and 13.2% premium to 5/15/2009 prices2 Maintaining a meaningful premium since announcement Validus stock is an attractive investment with ample liquidity, low volatility, strong trading performance and an attractive pro forma dividend Combined entity with a GAAP capital base of $3.9bn3 Creates a leading Bermuda carrier in the short-tail reinsurance and insurance market with a global underwriting platform Superior long-term growth and return prospects Quality diversification in profitable lines Strong balance sheet with less exposure to equity/alternative asset risk and lower financial leverage than Max's proposal A combination with Validus creates greater current value and long-term prospects for IPC shareholders 1 The last trading day prior to the announcement of the initial Validus offer 2 The last trading day prior to the announcement of the improved Validus offer 3 Pro forma shareholders' equity as of 12/31/2008 plus bank loan payable and debentures payable

Superior Proposal - High Quality Investment Validus Max 1 Measured prior to 3/2/09 announcement of Max / IPC transaction. Source: Bloomberg 2 During the 260 business day (approximately one year) period prior to the announcement of the Max Amalgamation. Source: Bloomberg 3 Total shareholder return based on the closing prices on May 18, 2009 and July 24, 2007. Source: FactSet 4 Based on Validus' $0.80 per share dividend multiplied by the exchange ratio 1.1234x and on IPC's current dividend The Validus offer provides a premium to IPC shareholders with an attractive investment in VR stock ? ? ? ? Superior Liquidity Trading Dollar Volumes 1 3 month - $11.3 million 6 month - $9.7 million Trading Dollar Volumes 1 3 month - $6.7 million 6 month - $7.6 million Reduced Volatility Annualized Daily Volatility 2 61.0 Annualized Daily Volatility 2 79.4 Trading Performance (Including Dividend) Since Validus IPO Up 12.0% 3 Since Validus IPO Down 32.9% 3 Pro Forma Dividend Per IPC Share $0.90 per share 4 $0.88 per share 4

Superior Pro Forma Financial Strength Validus / IPC Pro Forma Max / IPC Pro Forma Stockholders' Equity $3.53 Billion $2.97 Billion Total Debt / Capitalization 1.9% 9.6% Total Debt + Hybrids / Capitalization 9.7% 9.6% Alt. Inv + Equities / Stockholders' Equity 10.3% 37.6% Reserve Additions Req'd Upon Closing None $130 Million The Validus transaction provides IPC shareholders with superior financial strength ? ? ? ? ? Note: Data as of 12/31/08 Source: Validus analysis and Max / IPC Form DEFM14A filed 5/7/09

The Validus Offer Creates a Larger, Better-Capitalized Entity Source: Public filings; pro forma for Max /IPC is as per Max / IPC Form DEFM14A filed 5/7/09 A Pro Forma Comparison of 12/31/08 Shareholders' Equity Validus / IPC Results in 19% More Shareholders' Equity Than Max / IPC $ in Billions

Strategic Advantages for a Combined Validus/IPC Reinsurance industry capital and capacity has been materially depleted U.S. Statutory surplus was down 11%, or ~$60 billion in 20081 Limited access to replacement capital and new capacity Disrupted capital markets and depressed valuations mean reloading by incumbents is difficult/expensive Hedge fund issues limiting collateralized capacity and sidecar activity Cat bond market is less of a competitive threat Further challenges in new company formations Demand for reinsurance is increasing Primary companies facing capital depletion with constricted capital alternatives Need to manage risk leaves reinsurance as one of the few capital alternatives available Market Opportunities Strategic Advantages of a Large Capital Base Stronger relationships with major reinsurance intermediaries Following recent acquisitions, top two brokers hold 70% market share2 Increased opportunities for role as lead/quoting market Opportunity for differentiated price or "special layer" in property catastrophe lines Highly public asset quality issues leading buyers to rethink counterparty risk Combined company becomes "go-to" market capitalizing on dislocation Opportunity to expand into longer-tail lines if/when market conditions warrant 1 Source: A.M. Best Company 2 Source: Business Insurance

Validus is Diversified in Short-Tail Specialty Classes Validus Re Gross Premiums Written (GPW) 2008 GPW Total: $687.8 million 2008 GPW of $1.36 billion Balanced by Class: 46% Property, 29% Marine, 25% Specialty Note: $1.36bn consolidated GPW reflects $34.3mm intersegment eliminations; $687.8mm and $709.0mm segment GPW do not reflect intersegment eliminations Talbot Gross Premiums Written (GPW) 2008 GPW Total: $709.0 million

The Validus Business Model Offers Higher Quality Diversification Professional Liability ($201 mm) Property ($151 mm)4 Excess Liability ($134 mm) Aviation ($85 mm) Agriculture ($80 mm) Rate Trend3 Rate Trend3 Property ($317 mm) Marine ($287 mm) War and Terrorism ($154 mm) Marine and Energy Reinsurance ($109) Aviation and Aerospace ($82 mm) $1,034 million in "Diverse" 2008 Gross Written Premium2 $1,012 million "Diverse" 2008 P&C Gross Written Premium1 "The shorter-tail lines, particularly in reinsurance - property and aviation - have been experiencing some price increases...the longer-tail lines of business have been flat..." Marty Becker, Chairman and CEO of Max Capital (as quoted in Reactions, February 2009) Source: Max and Validus Form 10-Ks for fiscal year ended December 31, 2008 1 P&C Business only, excludes $242 million in life and annuity reinsurance 2 Excludes $328 million in property catastrophe reinsurance gross written premium in 2008 3 Willis Re 1st View; Council of Insurance Agents and Brokers; Aon Performance Market Outlook; Company Filings 4 Insurance premium only; excludes $99 million in property and property catastrophe reinsurance premium because property catastrophe premium is not separately identified Max's Top 5 2008 Lines of Business1 Validus Top 5 2008 Lines of Business2

Focused on Short-Tail; Majority Non-Cat Note: Based on 2008 GPW except ACGL which is NPW Source: SEC filings and other public disclosures A combination of Validus and IPC creates a well-diversified company without outsized cat exposure

Validus' Balance Sheet Has Lower Embedded Risk Peer Comparison: Total Investment Leverage 1 and Alternatives Leverage Source: Public filings as of 12/31/09 1 Defined as cash and total invested assets / common shareholders' equity 2 Alternatives includes investment funds, hedge funds, limited partnerships, private equities, credit funds and high-yield bond funds All else equal, companies with lower asset leverage are less susceptible to fluctuations in valuations 2 Total Investments as a % of Common Equity Alternatives Leverage as % of Common Equity

Pro Forma Max / IPC Pro Forma Validus / IPC Validus Has a Stronger, More Conservative Portfolio with Less Market Risk $3.3 billion $5.5 billion $2.2 billion $5.4 billion $7.6 billion The IPC / Max transaction would increase IPC shareholders' exposure to alternative investments from 8.6% to 30.7% of combined shareholders' equity Alt Inv. / shareholders' equity: 30.7% Equities / shareholders' equity: 6.9% Total 37.6% Source: Validus, Max and IPC Form 10-Ks for fiscal year ended December 31, 2008; pro forma for Max /IPC is as per Max / IPC Form DEFM14A filed 5/7/09 Alt. Inv. / shareholders' equity: 4.5% Equities / shareholders' equity: 5.8% Total 10.3%

Superior Growth in Validus Shareholder Value Source: Public Filings, SNL Financial 1 2005-2008 CAGR of Diluted BVPS, including accumulated dividends 2 Max's 2005 and 2006 Diluted BVPS figures are calculated using the treasury stock method and 2007 and 2008 figures are from Public Filings 3-Year CAGR: 13.2% 1 3-Year Evolution in Diluted Book Value Per Share Plus Accumulated Dividends 3-Year CAGR: 8.8% 1 2

Validus Has a Superior Record of Underwriting Performance Historically, Max's Results Have Been Driven by Alternative Investments and Lack of Underwriting Profit Comprehensive Income Per Share Contribution 2006 2007 2008 VR: $3.12 VR: $5.94 VR: $0.51 MXGL: $3.01 MXGL: $4.77 MXGL: $(3.54) Validus Max Max's income has historically depended on hedge fund returns Source: Validus and Max Form 10-Ks for fiscal year ended December 31, 2008

IPC Has Greater Earnings Power With Validus More effective use of IPC aggregate Shift business away from nationwide accounts IPC generated $221.9 million in GPW from $1.25 billion of U.S. aggregate in 2008 Validus generated $431.3 million of GPW from $1.44 billion of U.S. aggregate in 2008 Addition of non-cat lines to IPC Bermuda platform $284.4 million gap between IPC and Validus Re in 2008 on similar capital bases Lower marginal costs Scalability of Validus Re platform and VCAPS Enhanced reinsurance market presence Greater share of non-cat business Private layer transactions Provide additional capital to Talbot Expansion of aggregates for terrorism and other specialty lines Greater capacity for Onshore Energy, Aviation 1 Max investor presentation dated March 2009, p. 8 2 IPC's 2008 combined ratio was 56.4% 3 Max investor presentation dated March 2009, p. 9 4 Source: IPC and Validus Form 10-Ks for fiscal year ended December 31, 2008 IPC With Max IPC With Validus 3 "We expect to reduce CAT premiums in 2010 by $50 - $75 million" 1 Highest margin business Based on 2008 IPC margins, implies $22 - $32 million loss of profit 2 "Expect each $1 of catastrophe business would be replaced with 2.5x to 3.0x of other business, depending on class" 3 Catastrophe rates are increasing rapidly while those in many of Max's other business lines are not "50% to 60% combined ratio in property is equivalent to achieving a 80% to 87% combined ratio based on higher (2.5x to 3.0x) premium leverage" 3 Max's 2008 accident year combined ratio was 110.6%

A Superior Proposal for IPC Shareholders A combination with Validus creates greater current value and long-term prospects for IPC shareholders Superior value proposition for IPC shareholders 21.9% premium to 3/30/2009 share price1 and 13.2% premium to 5/15/2009 prices2 Maintaining a meaningful premium since announcement Validus stock is an attractive investment with ample liquidity, low volatility, strong trading performance and an attractive pro forma dividend Combined entity with a GAAP capital base of $3.9bn3 Creates a leading Bermuda carrier in the short-tail reinsurance and insurance market with a global underwriting platform Superior long-term growth and return prospects Quality diversification in profitable lines Strong balance sheet with less exposure to equity/alternative asset risk and lower financial leverage than Max's proposal 1 The last trading day prior to the announcement of the initial Validus offer 2 The last trading day prior to the announcement of the improved Validus offer 3 Pro forma shareholders' equity as of 12/31/2008 plus bank loan payable and debentures payable

Table of Contents Executive Summary Industry Overview and Parties Involved The Validus Superior Proposal IPC's Flawed "Strategic Process" and Related Issues Appendix 3 8 13 30 41

Flawed "Strategic Process" Conducted by IPC The "strategic process" followed by IPC limited its ability to realize full value for IPC shareholders In its "strategic process," IPC specifically excluded a number of parties (including Validus) which might have offered superior value to IPC shareholders "...narrow[ed] the field of potential counterparties to meet with..."1 "...excluded parties that IPC believed were not appropriate counterparties for a business combination."1 IPC's financial advisor specifically notified Validus management that Validus would not be invited to participate Following this process, IPC signed an at-market "merger of equals" with Max in which IPC shareholders receive no consideration IPC has gone so far as to publicly suggest that even if the proposed Max amalgamation is voted down, it will ignore the will of its shareholders and not engage in discussions with Validus 1 Max / IPC Form DEFM14A filed 5/7/09

The IPC / Max Amalgamation Agreement is a Takeover of IPC by Max Though the IPC Board has asserted it has entered into a merger of equals, it is clear that the proposed Max amalgamation is really a takeover of IPC by Max Combined company would be named "Max Capital Ltd." Existing Max management will have all of the most important senior management roles in the combined company, including president and chief executive officer, chief operating officer, chief financial officer and general counsel Only IPC executives joining combined management team will be treasurer and corporate secretary IPC's CEO entered into a retirement and consulting agreement Max is shifting IPC's business strategy and cutting back its franchise IPC explicitly considered run-off as an alternative in its "strategic process" Source: Max / IPC Form DEFM14A filed 5/7/09 and Max press releases and presentations

Precedent Transaction Analysis Comparison of Price / Book Multiples for Selected Bermuda Reinsurance Transactions 1 1 Purchase price based on VR close price on 5/15/09, the last trading day prior to the announcement of the Validus improved offer, 1.1234x exchange ratio and $3.00 in cash, 55.943mm IPC common shares outstanding and IPC book value as of 12/31/08 2 Median purchase price /book multiple for all property and casualty insurance transactions with the target based in Bermuda in the last five years with a transaction value greater than $100 million. Source: SNL 3 IPC share price as of the trading day prior to announcement of the Max / IPC amalgamation divided by diluted book value per share as of 12/31/08 Source: IPC 2008 Form 10-K Source: SNL and company filings 2 3 The Validus' offer is at a significant premium to the market valuation of IPC and at a higher price / book multiple than precedent transactions

The Max Amalgamation Agreement Reflects Poor Corporate Governance We believe that the flawed strategic process that provided no consideration combined with the various protection provisions in the Max Amalgamation Agreement amounts to an abdication by IPC's Board of its fiduciary duties Despite conducting a very limited process before signing with Max, IPC agreed to a transaction agreement with burdensome deal protection mechanisms that severely restrict the ability of competing bidders to emerge $50 million termination fee (5.2% of agreed transaction value1) - Far in excess of customary termination fee amounts U.K. takeover code limits termination fees to 1% of equity value Mean of 2.9% in all transactions between $500 million and $3.0 billion over the last five years Validus has commenced litigation challenging the validity of such a punitive fee "Force the vote" provision in which neither party can terminate other than for specific reasons prior to a negative shareholder vote Onerous "no talk" provision in which IPC's management and Board are not allowed to communicate, let alone negotiate, with any counterparty unless the agreement is terminated (including following rejection of the agreement by IPC shareholders) 1 $959 million transaction value for Max Capital as per Bloomberg as of 5/7/09

Global Transactions - $500 million to $3.0 billion The IPC / Max Termination Fee Exceeds Precedents 1 $50 million fee divided by $959 million transaction value for Max Capital as per Bloomberg as of 5/7/09 Source: Thomson Median Termination Fee as a % of Equity Value The Max / IPC termination fee is off-market and illustrates poor corporate governance U.K. takeover code limits termination fees to 1% of equity value Global Financial Institutions Transactions - $500 million to $3.0 billion Max / IPC 1 5.2%

IPC's Board and Max Management Have an Incentive to Defend Max Transaction; Limited Alignment with IPC Shareholders Director Beneficial Share Ownership Joining Max Board? Kenneth Hammond 891 YES James P. Bryce 324,524 NO Mark Bridges 891 YES Michael Cascio 891 YES Peter C. Christie 891 YES L. Anthony Joaquin 891 YES Anthony P.D. Lancaster 891 YES Source: Max / IPC DEFM14A filed 5/7/09 All of IPC's independent directors will be on the board of the combined company Max executives vest 50% of their Max stock options and restricted shares upon a combination with IPC despite gaining management control Further, IPC's Board is incentivized to pursue the Max amalgamation and have limited shareholdings to align their interests

Validus' Management Team is More Accountable to Shareholders 2008 Comprehensive Income 2008 ROAE Bonus Compensation for CEO CD&A Rationale 1 Validus' management must earn their cash bonuses Max Validus $(200.4 million) (12.2%) $1,700,000 $45.3 million 2.7% $0 Source: Public filings and SNL Financial 1 From Amended 2008 Form 10-K filed 4/1/09 for Max and Proxy for Validus "For 2008, our Compensation Committee normalized operating return on equity as a result of our investment results...in response to the unprecedented turmoil in the U.S. and global financial markets" "Company did not meet the financial guidelines... annual incentive pool was not allocated to our named executive officers"

"If the vote is against the agreement with Max it does not mean we have a deal with Validus" - Ken Hammond IPC Board would be ignoring the will of shareholders if, upon a no-vote on Max / IPC, it rejected Validus The Board would be choosing no premium, no diversification and operating as a standalone company with a retiring CEO "IPC has not conducted due diligence on VR" - IPC/Max Investor Presentation Could be completed within 48 hours; Validus is fully-prepared to allow IPC diligence Plethora of information on Validus is available publicly (e.g. investment portfolio by CUSIP, PMLs, zonal aggregates) "At the earliest, a hypothetical VR transaction would close during hurricane season" - IPC/Max Investor Presentation Upon a "no-vote," Validus could promptly close its exchange offer by the end of June, or scheme of arrangement by mid-July Potential "Downsides" of a No-Vote for Max/IPC? The major "downsides" cited by Max / IPC of voting against the Max/IPC amalgamation are controllable by IPC and could easily be discharged if the IPC Board respected the will of shareholders

Roadmap to Expedited Completion: Three Part Plan 1 Second shareholder meeting can be called by IPC shareholders with at least 10% of the vote Validus offer has a clear path to completion and does not require the cooperation of the IPC Board One: Soliciting IPC Shareholders to Vote "Against" the Inferior Max Transaction Enables IPC to terminate IPC-Max amalgamation agreement and accept Validus' Amalgamation Offer Sends message that IPC shareholders want superior economics and long-term value offered by Validus Two: Commenced Exchange Offer for IPC Shares Allows Validus to acquire the outstanding shares of IPC - on same economic terms as Validus' Amalgamation Offer - shortly following the IPC annual general meeting if IPC shareholders vote down the IPC-Max transaction and the other conditions to the Exchange Offer are satisfied Subject to the receipt of at least 90% of the fully diluted common shares of IPC, termination of the amalgamation agreement between Max and IPC and other conditions consistent with the Validus Amalgamation Offer Exchange Offer is not conditioned on the receipt of regulatory approvals or the elimination of the possible termination fee to Max Followed by second-step acquisition under Bermuda law Three: Petition Bermuda Court to Approve Scheme of Arrangement Validus would acquire all of the IPC common shares under the same economic terms as in the Exchange Offer The Scheme of Arrangement can be accomplished - without the cooperation of the IPC Board - if approved by IPC shareholders at two shareholder meetings and sanctioned by the Supreme Court of Bermuda First shareholder meeting - court ordered meeting at which IPC shareholders can vote to approve the Scheme of Arrangement Required vote is the affirmative vote of a majority in number of IPC shareholders present at the meeting voting at least 75% of the votes cast Second shareholder meeting1 - IPC shareholders can require IPC to approve and be bound by the Scheme of Arrangement and to terminate the IPC- Max amalgamation agreement Required vote is an affirmative vote of the holders of a majority of IPC shares voting at the meeting

Summary Validus is committed to its Superior Proposal to acquire IPC Validus offers a superior value proposition for IPC shareholders A Validus / IPC combination creates a combined company with a strong balance sheet and a currency with superior investment characteristics IPC's "strategic process" was flawed and did not maximize IPC shareholder value; IPC / Max agreement reflects poor corporate governance Validus has a clear path to completion of an acquisition of IPC on a timely basis There is no downside for IPC shareholders in voting "No" on the Max amalgamation We urge you to Vote No on the Max / IPC amalgamation by voting against proposal 8 using Validus' GOLD proxy card

Table of Contents Executive Summary Industry Overview and Parties Involved The Validus Superior Proposal IPC "Strategic Process" and Related Issues Appendix 3 8 13 30 41

Comparable Company Analysis Source: SNL 1 As of 3/31/09

Precedent Transactions Analysis 1 Source: SNL and company filings 1 Criteria: All property and casualty insurance transactions with the target based in Bermuda in the last five years with a transaction value greater than $100 million 2 Purchase price based on VR close price on 5/15/09 of $24.16, 1.1234x exchange ratio and $3.00 in cash, 55.943mm IPC common shares outstanding and book value as of 12/31/08; premium is to IPC 3/30/09 share price 2